                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-2.

                              EPICEPT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

        (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

        (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

        (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

        (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

        (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

        (3)  Filing Party:

        ------------------------------------------------------------------------

        (4)  Date Filed:

        ------------------------------------------------------------------------

                               EPICEPT CORPORATION
                           777 Old Saw Mill River Road
                            Tarrytown, New York 10591

                                ________________

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          To Be Held on ________, 2007

                                ________________

                                  ______, 2007

Dear Stockholder,

      You are invited to attend a special meeting of stockholders to be held at 10:00 AM on __________, 2007, at the offices of Weil, Gotshal & Manges, LLP in New York, New York.

      On December 21, 2006, the Company entered into a Purchase Agreement (the "Purchase Agreement") with Nite Capital L.P., Domain Public Equity Partners L.P., Catella Healthcare AB, Cornell Capital Partners L.P., Private Equity Direct Finance, Peter Derendinger, Otago Partners L.L.C., Oppenheim Pramerica Asset Management S.a.r.l., Hudson Bay Overseas Fund Ltd., Hudson Bay Fund L.P., Crestview Capital Master L.L.C., Smithfield Fiduciary L.L.C., Cranshire Capital L.P., Rockmore Investment Master Fund Ltd. and the other parties signatory thereto (collectively, the "Purchasers") that provides for the sale of our common stock and warrants to purchase our common stock to the Purchasers for gross proceeds to the Company of approximately $10 million. Pursuant to the terms of the Purchase Agreement, the Company issued to the Purchasers, (i) an aggregate of 6,883,563 shares of the Company's common stock at a purchase price per share equal to $1.46, and (ii) warrants to purchase an aggregate of 3,441,786 shares of the Company's common stock (subject to adjustment to accordance with the terms thereof) at an exercise price of $1.47 per share (subject to certain anti-dilution protections set forth therein) (the "Warrants"). The issuance of the shares of the Company's common stock and the Warrants and the other actions contemplated by the Purchase Agreement are collectively referred to herein as the "Private Placement." We simultaneously entered into a Standby Equity Distribution Agreement pursuant to which we may from time to time issue up to 19.9% of our common stock at a discount to the then current market price, in exchange for aggregate gross proceeds to the company in an amount up to $15 million (the "SEDA" and, together with the Private Placement, the "Transactions"). Following the Transactions, Nasdaq -- the market on which our shares are listed -- determined that we were non-compliant with Nasdaq Marketplace Rule 4350 for issuances of 20% or more of the outstanding common stock or voting power of the Company at below market prices. A Nasdaq Panel conditioned continued listing on the Nasdaq Marketplace with our regaining compliance with Rule 4350, and therefore gaining stockholder approval of the Transactions. The proposal included in the attached Proxy Statement describes this important financing, and the Nasdaq requirements, in detail.

      IF STOCKHOLDERS DO NOT APPROVE THE PROPOSAL, WE WILL BE DELISTED FROM THE NASDAQ CAPITAL MARKET, AND THEREFORE NOT BE ABLE TO OBTAIN FUTURE EQUITY FINANCING THAT WE BELIEVE IS ESSENTIAL TO THE COMPANY'S FUTURE OPERATIONS AND SUCCESS.

      The proposal discussed above is described more fully in the accompanying proxy materials. We encourage you to carefully read these materials.

      THE BOARD OF DIRECTORS OF EPICEPT CORPORATION RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL SET FORTH IN THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

      Your vote is very important. Whether or not you plan to attend the special meeting, please cast your vote as soon as possible. Voting by written proxy will ensure your representation at the special meeting even if you do not attend in person. If you do attend the special meeting in person, you may withdraw your proxy at the meeting and vote there if you so desire.

      NOT VOTING COULD BE EQUIVALENT TO CASTING A NEGATIVE VOTE FOR THE PROPOSAL SET FORTH IN THE PROXY IF IT RESULTS IN A QUORUM NOT BEING PRESENT AT THE MEETING.

      Thank you for your continued support.

                                        Cordially,

                                        /s/ JOHN V. TALLEY
                                         John V. Talley
                                        President & Chief Executive Officer

                                       2
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                      [This page intentionally left blank]

                               EPICEPT CORPORATION
                           777 Old Saw Mill River Road
                            Tarrytown, New York 10591

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders:

      NOTICE IS HEREBY GIVEN that a special meeting of stockholders of EpiCept Corporation's ("EpiCept" or the "Company") will be held at the offices of Weil, Gotshal & Manges LLP, at 767 Fifth Avenue, New York, New York 10153, on _____, 2007 at 10:00 AM, New York time, for the following purpose, as more fully described in the attached Proxy Statement:

        (a) to approve the sale and issuance, in a private placement to certain investors, of 6,883,563 shares of our common stock at a price of $1.46 per share, and warrants to purchase up to an additional 3,441,786 shares of our common stock at an exercise price of $1.47 per share, in exchange for aggregate gross proceeds payable to the Company of $10 million not including any proceeds from exercise of the warrants, as well as the issuance, from time to time of up to 19.9% of our common stock at a discount to the then current market price pursuant to a Standby Equity Distribution Agreement with Cornell Capital Partners, L.P., in exchange for aggregate gross proceeds payable to the Company of up to $15 million;

      The record date for the special meeting is __________, 2007. Only stockholders of record at the close of business on the record date may vote at the meeting or any adjournment thereof.

      You are cordially invited to attend the meeting in person. You are requested to either vote by internet, or date, sign and return the accompanying form of proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States) whether or not you expect to attend the meeting in person. The proxy is revocable by you at any time prior to its exercise and will not affect your right to vote in person in the event you attend the meeting or any adjournment thereof. The prompt return of the proxy will be of assistance in preparing for the meeting and your cooperation in this respect will be appreciated.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ ROBERT W. COOK
                                        Robert W. Cook
                                        Secretary

Tarrytown, New York
____________, 2007

                                TABLE OF CONTENTS

                                                                                            PAGE

Information About the Special Meeting and Proxy Voting
Information About Communications with EpiCept and our Board of Directors
-  Proposal One: Approval of the Transactions
Appendix A: Purchase Agreement                                                              A-1
Appendix B: Registration Rights Agreement for the Private Placement                         B-1
Appendix C: Common Stock Warrant                                                            C-1
Appendix D: Standby Equity Distribution Agreement                                           D-1
Appendix E: Registration Rights Agreement for the Standby Equity Distribution Agreement     E-1

____________

-    = To be voted on at the meeting

          Every stockholder's vote is important. Please complete, sign, date and return your proxy form, or submit your proxy by Internet.

                               EPICEPT CORPORATION
                           777 Old Saw Mill River Road
                            Tarrytown, New York 10591

               PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON __________

      This proxy statement and the accompanying proxy are being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Company for use in voting at the special meeting of Stockholders (the "Special Meeting") to be held at the offices of Weil, Gotshal & Manges LLP and any adjournments thereof. Distribution to stockholders of this proxy statement and a proxy form is scheduled to begin on or about __________ to each stockholder of record at the close of business on ________ (the "Record Date").

      Your vote is important. Whether or not you plan to attend the Special Meeting, please take the time to vote your shares of common stock as soon as possible. You can ensure that your shares are voted at the meeting by submitting your proxy by Internet or by completing, signing, dating and returning the enclosed proxy card in the envelope provided. Submitting your proxy will not affect your right to attend the meeting and vote. A stockholder who gives a proxy may revoke it at any time before it is exercised by voting in person at the Special Meeting, by delivering a subsequent proxy or by notifying the inspector of election in writing of such revocation.

INFORMATION ABOUT THE SPECIAL MEETING AND PROXY VOTING

WHAT MATTERS ARE TO BE VOTED ON AT THE SPECIAL MEETING?

EpiCept intends to present the following proposal for stockholder consideration and voting at the Special Meeting:

      (1) Approval of the sale and issuance, in a private placement (commonly referred to as a "PIPE" financing) to certain investors of 6,883,563 shares of our common stock at a price of $1.46 per share, and warrants to purchase up to an additional 3,441,786 shares of our common stock at an exercise price of $1.47 per share, in exchange for aggregate gross proceeds payable to the Company of $10 million (excluding any proceeds that may be received upon exercise of the warrants); and approval of the Standby Equity Distribution Agreement (the "SEDA", together with the Private Placement, the "Transactions") with Cornell Capital Partners, L.P., in which we may, from time to time issue a number of shares to be determined by the Company (up to 19.9% of our common stock) at a discount to the then current market price, in exchange for aggregate gross proceeds payable to the Company of up to $15 million.

WHAT ARE THE TRANSACTIONS?

      On December 21, 2006, the Company entered into a Purchase Agreement (the "Purchase Agreement") with Nite Capital L.P., Domain Public Equity Partners L.P., Catella Healthcare AB, Cornell Capital Partners L.P., Private Equity Direct Finance, Peter Derendinger, Otago Partners L.L.C., Oppenheim Pramerica Asset Management S.a.r.l., Hudson Bay Overseas Fund Ltd., Hudson Bay Fund L.P., Crestview Capital Master L.L.C., Smithfield Fiduciary L.L.C., Cranshire Capital L.P., Rockmore Investment Master Fund Ltd. and the other parties signatory thereto (collectively, the "Purchasers") that provides for the sale of our common stock and warrants to purchase our common stock to the Purchasers for gross proceeds to the Company of approximately $10 million. Pursuant to the terms of the Purchase Agreement, the Company issued to the Purchasers, (i) an aggregate of 6,883,563 shares of the Company's common stock at a purchase price per share equal to $1.46, and (ii) warrants to purchase an aggregate of 3,441,786 shares of the Company's common stock (subject to adjustment to accordance with the terms thereof) at an exercise price of $1.47 per share (subject to certain anti-dilution protections set forth therein) (the "Warrants"). The issuance of the shares of the Company's common stock and the Warrants and the other actions contemplated by the Purchase Agreement are collectively referred to herein as the "Private Placement." In this Proxy Statement, we refer to the shares of our common stock we issued to the Purchasers pursuant to the Purchase Agreement as the "Shares" and the related warrants as the "Warrants," and when describing both the Shares and the Warrants, we refer to them as the "Securities."

      On December 21, 2006, we also entered into a Standby Equity Distribution Agreement with Cornell Capital Partners, pursuant to which, Cornell Capital Partners has committed to provide up to $15 million of capital during the next three years through the purchase of newly-issued shares of EpiCept's common stock. Under the terms of the agreement, EpiCept will determine, at our sole discretion, the exact timing and amount of any SEDA financings, subject to certain conditions. The SEDA provides that EpiCept may, at our sole option, require Cornell Capital Partners to purchase shares of our common stock in increments of a minimum of $200,000 per week over a period of 36 months once a resale registration statement covering the subject shares of our common stock is effective. In connection with the SEDA, EpiCept has agreed to pay Cornell Capital Partners a customary private placement commitment fee.

      Under Nasdaq Marketplace Rule 4350 (as further described below), our stockholders must approve our issuance of more than 5,101,760 shares [PLEASE CONFIRM] of our common stock (or 19.99% of our issued and outstanding shares immediately prior to the execution of the Purchase Agreement) if such shares are sold at a price below market value. Following the Transactions, Nasdaq -- the market on which our shares are listed -- determined that, as a result of the issuance of more than 19.9% of our issued and outstanding shares of our common stock, together with warrants to purchase our common stock which were issued without additional consideration, and the entering into of the SEDA and the potential issuance of an additional 19.9% of our issued and outstanding shares of our common stock, we were non-compliant with this Nasdaq rule. A Nasdaq Panel conditioned continued listing on the Nasdaq Marketplace with our regaining compliance with Rule 4350, and therefore we seek to gain stockholder approval of our issuing common stock in the Private Placement and pursuant to the SEDA.

      We are now seeking stockholder approval of Proposal 1 to issue an aggregate of 6,883,563 shares of our common stock and related warrants to purchase 3,441,786 additional shares of our common stock pursuant to the Purchase Agreement; we are also seeking stockholder approval of the issuance of shares of our common stock pursuant to the SEDA.

      - If Proposal 1 is not approved by our stockholders, we will be delisted from The Nasdaq Capital Market.

      - If Proposal 1 is approved by our stockholders, we will remain listed on The Nasdaq Capital Market, so long as we meet the following two conditions set forth by a Nasdaq Panel: (1) on or before April 11, 2007, the Company shall publicly announce and inform the Panel that the Transactions have been approved by our stockholders, and (2) on or before April 25, 2007, the Nasdaq staff shall have approved the Company's application for new listing, the Company will have paid all applicable listing fees and evidenced compliance with all requirements for continued listing on The Nasdaq Capital Market. The Company intends to satisfy the Panel's conditions and remain listed on The Nasdaq Capital Market until such time as we may qualify for readmission to The Nasdaq Global Market.

WHY IS THE COMPANY NOW SEEKING STOCKHOLDER APPROVAL FOR OUR PREVIOUS ISSUANCE OF THE SECURITIES?

      We are subject to the rules of the Nasdaq Stock Market, Inc. because our common stock is listed on The Nasdaq Capital Market.

      On January 10, 2007, we received a Staff Determination Letter from Nasdaq that we are not in compliance with Marketplace Rule 4350(i)(1)(D)(i), a continued listing requirement of The Nasdaq Global Market, in connection with the Transactions. Further, the letter indicated that the shares of our common stock issued in the Private Placement would be aggregated with any potential shares to be issued in accordance with the SEDA.

      On January 26, 2007, the Panel determined to permit us to seek stockholder approval of the Transactions and required us to do so on or before April 11, 2007. We are also required to establish compliance with all requirements for continued listing on the Nasdaq Stock Market, including the stockholder approval rule, on or before April 25, 2007 or our securities may be delisted from The Nasdaq Capital Market.

      For these reasons, we are required under Nasdaq Marketplace Rules to obtain stockholder approval of the issuance of our common stock pursuant to the Transactions.

WHY DID THE COMPANY NEED TO ISSUE THE SECURITIES?

      As of September 30, 2006, we had unrestricted cash, cash equivalents and marketable securities of approximately $11.5 million. Without additional capital, meeting our working capital needs under a continuation of the current business model would prove difficult beyond the first quarter of 2007. In addition, the audit report prepared by our independent registered public accounting firm relating to our consolidated financial statements for the year ended December 31, 2005 includes an explanatory paragraph expressing the substantial doubt about our ability to continue as a going concern. In the fourth quarter of 2006, we concluded that without additional funding we would have to substantially curtail our activities which would result in a significant delay in, or cancellation of our product development and which would likely have an adverse impact on our market valuation. Taking into account the continued depressed trading price of the Company's common stock and our low market capitalization, the general state of the capital markets for issuers like the Company and our limited access to a variety of capital sources to fund the Company, our management and Board of

Directors, in consultation with our financial advisor, Rodman & Renshaw, LLC, determined that a private placement of our publicly-traded common stock, with industry knowledgeable private venture capital and other institutional investors, had the highest likelihood of success. We also believed that the Transactions could be consummated in a timely fashion and would provide the Company with overall amounts, terms and conditions better than any other financing alternative available to us. We therefore determined to pursue the Transactions. After the Board of Directors authorized the issuance of the Securities and upon satisfaction of the other conditions to closing the Private Placement, the Company received approximately $10 million of gross proceeds from the sale of the Securities (approximately $9.4 million net of transaction fees and expenses), excluding any proceeds from the exercise of Warrants that could occur at a later date. In addition, we entered into the SEDA to provide potential financing in the future.

WHAT IF PROPOSAL 1 IS NOT APPROVED?

      If Proposal 1 does not receive stockholder approval, the Company's shares will be delisted from The Nasdaq Capital Market. In the event our securities are delisted from The Nasdaq Capital Market, our securities may be eligible to trade on the over-the-counter market. However, delisting would cause our liquidity and capital resources to become extremely limited, as delisting would significantly harm our ability to raise money through future financings.

DID THE TRANSACTIONS DILUTE OUR EXISTING STOCKHOLDERS' PERCENTAGE OF OWNERSHIP OF THE COMPANY?

      Our stockholders incurred immediate and substantial dilution of their percentage of stock ownership in the Company when the Securities were issued in the Private Placement. The aggregate ownership of all holders of the Company's outstanding common stock immediately prior to the issuance of the Securities was be reduced to approximately ___% of outstanding shares of the Company's common stock, or ___% assuming exercise in full of the Warrants. However, as explained above in the answer to the question "What if Proposal 1 is not approved?," failure to issue these Securities could significantly impair the Company's business and diminish to an even greater extent the value of the Company's common stock. Moreover, even though the percentage ownership interest of the holders of the Company's outstanding common stock will be substantially reduced upon the issuance of the Securities, the Company will receive the funds necessary to substantially advance our business and future prospects. See the discussion under Proposal 1 "Impact of the Transactions on Existing Stockholders--Advantages and Disadvantages."

WHAT IS THE BOARD'S RECOMMENDATION?

The Board of Directors recommends votes FOR item 1 on your proxy card.

WILL ANY OTHER MATTERS BE PRESENTED FOR A VOTE AT THE SPECIAL MEETING?

The Board of Directors did not receive any notice prior to the deadline for submission of additional business that any other matters might be presented for a vote at the Special Meeting. However, if another matter were to be properly presented, the proxies would use their own judgment in deciding whether to vote for or against it.

WHO IS ENTITLED TO VOTE?

All EpiCept stockholders of record at the close of business on the Record Date are entitled to vote at the Special Meeting, excluding those shares issued in the Transactions. Each share outstanding on the Record Date will be entitled to one vote, excluding those shares issued in the Transactions.

WHAT SHARES WILL BE ENTITLED TO VOTE AT THE SPECIAL MEETING?

Our voting securities consist of our common stock, par value $0.0001, of which 25,508,830 shares were outstanding on the Record Date. Each share outstanding on the Record Date will be entitled to one vote, excluding those shares issued in the Transactions.

If you are the beneficial owner, but not the record owner, of EpiCept's common stock, you will receive instructions about voting from the bank, broker or other nominee that is the stockholder of record of your shares. Contact your bank, broker or other nominee directly if you have questions.

WHO CAN ATTEND THE SPECIAL MEETING?

Only EpiCept stockholders of record or their duly appointed proxies are entitled to attend the Special Meeting. If you are an EpiCept stockholder of record and wish to attend the Special Meeting, please so indicate on the proxy card or as prompted by the Internet voting system.

If a bank, broker or other nominee is the record owner of your shares, you will need to have proof that you are the beneficial owner to be admitted to the Special Meeting. A recent statement or letter from your bank or broker confirming your ownership, or presentation of a valid proxy from a bank, broker or other nominee that is the record owner of your shares, would be acceptable proof of your beneficial ownership.

HOW DO I VOTE MY SHARES?

      - Stockholders of record may grant a proxy with respect to their shares by mail or on the Internet. Granting a proxy on the Internet will be available through 11:59 p.m. New York time on ____________.

      - Voting instructions for both mail and Internet appear on your proxy card. If you grant a proxy on the Internet, please have your proxy card available.

      - If you are a stockholder of record or a duly appointed proxy of a stockholder of record, you may attend the Special Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other nominee, and you wish to attend the Special Meeting to vote in person, you will have to contact your bank, broker or other nominee to obtain its proxy. Bring that document with you to the meeting.

      - Proxies submitted by mail or on the Internet will be voted in the manner you indicate by the individuals named on the proxy. If you do not specify how your shares are to be voted, the proxies will vote your shares FOR Proposal 1.

MAY I CHANGE OR REVOKE MY PROXY AFTER IT IS SUBMITTED?

Yes, you may change or revoke your proxy at any time before the Special Meeting by:

      -     returning a later-dated proxy card;

      -     subsequently granting a proxy on the Internet;

      -     attending the Special Meeting and voting in person; or

      - sending your written notice of revocation to Robert W. Cook, our Secretary.

Your changed proxy or revocation must be received before the polls close for voting.

WHAT IS A "QUORUM?"

In order for business to be conducted at the Special Meeting, a quorum must be present. A quorum will be present if stockholders of record holding a majority in voting power of the outstanding shares of our common stock entitled to vote at the Special Meeting are present in person or are represented by proxies. The Private Placement shares are not counted for quorum purposes.

WHAT VOTE IS NECESSARY TO PASS THE ITEMS OF BUSINESS AT THE SPECIAL MEETING?

Holders of our common stock will vote as a single class and will be entitled to one vote per share with respect to each matter to be presented at the Special Meeting. The favorable vote of the holders of a majority of shares voted at the Special Meeting, in person or by proxy, is required for approval of all such matters. The Private Placement shares are not entitled to vote on the Proposal.

HOW ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED?

Abstentions and broker non-votes will be counted to determine whether a quorum is present. However, if a stockholder abstains from voting as to a particular matter, those shares will not be counted as voting for or against that matter. If a broker or other record holder of shares returns a proxy card indicating that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will not be counted as voting for or against that matter. Accordingly, abstentions and broker non-votes will have no effect on the outcome of a vote.

WHO IS THE INSPECTOR OF ELECTION?

The Board has appointed Charles E. Darder, C.P.A. and Corporate Controller, to act as Inspector of Election at the Special Meeting.

WHERE CAN I FIND THE VOTING RESULTS OF THE SPECIAL MEETING?

The preliminary voting results will be announced at the Special Meeting. The final results will be published in our quarterly report on Form 10-Q for the three months ending March 31, 2007.

HOW CAN I GET A COPY OF EPICEPT'S ANNUAL REPORT ON FORM 10-K?

To obtain without charge a copy of EpiCept's Annual Report on Form 10-K for the year ended December 31, 2005, address your request to Investor Relations, EpiCept Corporation, 777 Old Saw Mill River Road, Tarrytown, New York 10591. The annual report on Form 10-K also may be accessed at www.epicept.com and at the website of the Securities and Exchange Commission at www.sec.gov.

INFORMATION ABOUT COMMUNICATIONS WITH EPICEPT AND OUR BOARD OF DIRECTORS

HOW MAY I COMMUNICATE DIRECTLY WITH THE BOARD OF DIRECTORS?

The Board provides a process for stockholders to send communications to the Board. You may communicate with the Board, individually or as a group, as follows:

BY MAIL
The Board of Directors
EpiCept Corporation
Attn: Robert W. Cook, Secretary
777 Old Saw Mill River Road
Tarrytown, New York 10591

BY PHONE
1-914-606-3500

You should identify your communication as being from an EpiCept stockholder. The Secretary may require reasonable evidence that your communication or other submission is made by an EpiCept stockholder before transmitting your communication to the Board.

HOW MAY I COMMUNICATE DIRECTLY WITH THE NON-EMPLOYEE DIRECTORS?

You may communicate with the non-employee directors of the Board, individually or as a group, by any of the means set forth above or by writing to:

      Non-Employee Directors of the Board of Directors
      EpiCept Corporation
      c/o Robert W. Cook, Secretary
      777 Old Saw Mill River Road
      Tarrytown, New York 10591

HOW DO I COMMUNICATE DIRECTLY WITH EPICEPT?

You may communicate with EpiCept by writing to:

      EpiCept Corporation
      c/o Robert W. Cook, Secretary or c/o Investor Relations
      777 Old Saw Mill River Road
      Tarrytown, New York 10591

                                   PROPOSAL 1:
                          APPROVAL OF THE TRANSACTIONS

OVERVIEW

      On December 21, 2006, the Company entered into a Purchase Agreement (the "Purchase Agreement") with Nite Capital L.P., Domain Public Equity Partners L.P., Catella Healthcare AB, Cornell Capital Partners L.P., Private Equity Direct Finance, Peter Derendinger, Otago Partners L.L.C., Oppenheim Pramerica Asset Management S.a.r.l., Hudson Bay Overseas Fund Ltd., Hudson Bay Fund L.P., Crestview Capital Master L.L.C., Smithfield Fiduciary L.L.C., Cranshire Capital L.P., Rockmore Investment Master Fund Ltd. and the other parties signatory thereto (collectively, the "Purchasers") that provides for the sale of our common stock and warrants to purchase our common stock to the Purchasers for gross proceeds to the Company of approximately $10 million. Pursuant to the terms of the Purchase Agreement, the Company issued to the Purchasers, (i) an aggregate of 6,883,563 shares of the Company's common stock at a purchase price per share equal to $1.46, and (ii) warrants to purchase an aggregate of 3,441,786 shares of the Company's common stock (subject to adjustment to accordance with the terms thereof) at an exercise price of $1.47 per share (subject to certain anti-dilution protections set forth therein) (the "Warrants"). The issuance of the shares of the Company's common stock and the Warrants and the other actions contemplated by the Purchase Agreement are collectively referred to herein as the "Private Placement."

      On December 21, 2006, we also entered into a Standby Equity Distribution Agreement with Cornell Capital Partners, pursuant to which, Cornell Capital Partners has committed to provide up to $15 million of capital during the next three years through the purchase of newly-issued shares of EpiCept's common stock (the "SEDA"). Under the terms of the agreement, EpiCept will determine, at our sole discretion, the exact timing and amount of any SEDA financings, subject to certain conditions. The SEDA provides that EpiCept may, at our sole option, require Cornell Capital Partners to purchase shares of our common stock in increments of a minimum of $200,000 per week over a period of 36 months once a resale registration statement covering the subject shares of common stock is effective. In connection with the SEDA, EpiCept paid Cornell Capital Partners a customary private placement commitment fee.

      We are subject to the rules of the Nasdaq Stock Market, Inc. because our common stock is listed on The Nasdaq Capital Market. NASD Marketplace Rule 4450 provides that a company must comply with continuing listing criteria to maintain our NASDAQ listing. On September 20, 2006, we were notified by The NASDAQ Stock Market that for the previous 10 consecutive trading days the market value of our common stock had been below the minimum $50.0 million requirement for continued inclusion by Marketplace Rule 4450(b)(1)(A). In addition, we did not comply with the alternative continued listing criteria provided in Marketplace Rule 4450(b)(1)(B), which requires total assets and total revenue of $50.0 million each for the most recently completed fiscal year or two of the last three most recently completed fiscal years. In accordance with Marketplace Rule 4450(c)(4), we had until October 20, 2006 to regain compliance. We were not in compliance as of October 20, 2006, and an appeal was requested relating to the determination to delist our securities.

      The Nasdaq Listing Qualifications Panel conducted a hearing on December 14, 2006 relating to the earlier notification of our failure to maintain a market value of our listed securities over $50 million. The issuance of the Securities were part of our plan to regain compliance with that provision. On January 10, 2007, we received an Additional Staff Determination Letter from Nasdaq that we are not in compliance with Marketplace Rule 4350(i)(1)(D)(i), a continued listing requirement of The Nasdaq Global Market, in connection with the private placement. Further, the letter indicated that the shares of our common stock issued in the Private Placement would be aggregated with any potential shares to be issued in accordance with the SEDA, also dated as of December 21, 2006. It is our understanding that if we remedy the non-compliance of the Private Placement, that the Transactions would not be aggregated.

      Nasdaq Marketplace Rule 4350(i)(1)(D)(i) requires us to obtain stockholder approval for any issuance or sale of our common stock, or securities convertible into or exercisable for our common stock, that is (i) equal to 20% or more of our outstanding common stock before such issuance or sale and (ii) at a price per share below the greater of book or market value at the time of such issuance or sale. These rules apply to the issuance of the Securities because:

      - the exercise price of the Warrants to be issued pursuant to the Purchase Agreement is $1.47 per share, which is below the $1.585 price per share value Nasdaq imputes to the Warrants. Where no additional consideration is paid for warrants, as in the Private Placement, Nasdaq determines the value of the Warrants by adding $0.125 to the price of the stock on the closing date ($1.46).

      - the total shares of our common stock to be issued pursuant to the Purchase Agreement and issuable upon exercise of the Warrants will comprise, in total, approximately ___% of the shares of our common stock outstanding immediately prior to December

21, 2006.

      On January 26, 2007, the Panel determined to permit us to seek stockholder approval of the Transactions and required us to do so on or before April 11, 2007. We are required to establish compliance with all requirements for continued listing on the Nasdaq Stock Market, including the stockholder approval rule, on or before April 25, 2007 or our securities may be delisted from The Nasdaq Capital Market.

      For these reasons, we are required under Nasdaq Marketplace Rules to obtain stockholder approval of the Transactions.

REASONS FOR THE TRANSACTIONS

      In December 2006, the Company needed additional capital to continue our operations and to pursue our research and development, clinical and regulatory objectives. After considering numerous potential financing alternatives, including alternate financing structures, licensing transactions, sale of the Company, merger of the Company with another entity, and winding up and distributing assets to stockholders, the Company's Board of Directors determined that the Transactions were the best available alternative and would provide the greatest potential value for the Company and our stockholders, as well as provide the necessary capital to pursue the Company's long-term strategic goals. Pursuant to the Purchase Agreement, the Company will be required to use the net proceeds from the Private Placement solely for working capital purposes and not for the satisfaction of any portion of the Company's debt (other than payment of trade payables in the ordinary course of the Company's business and prior practices), to redeem any of our common stock or Common Stock Equivalents or to settle any outstanding litigation. Pursuant to the SEDA, the Company will be required to use the net proceeds from the SEDA solely for general corporate purposes, including payment of loans by the Company.

REASONS FOR STOCKHOLDER APPROVAL

      Because the Company's common stock is listed on The Nasdaq Capital Market, the Company is subject to the Nasdaq Marketplace Rules. Rule 4350 of the Nasdaq Marketplace Rules requires stockholder approval for any issuance of stock, other than a public offering for cash, at a price below the greater of book or market value of the stock, where the amount of stock being issued would equal 20% or more of the total number of shares of our common stock outstanding immediately prior to such issuance or 20% or more of the total voting power outstanding immediately prior to the issuance

      Under the terms of the Purchase Agreement, our common stock was issued to the Purchasers at the market price per share of $1.46. The exercise price of the Warrants to be issued pursuant to the Purchase Agreement is $1.47 per share, which is below $1.585 price per share value Nasdaq imputes to the warrants. Where no additional consideration is paid for warrants, as in the Private Placement, Nasdaq determines the value of the Warrants by adding $0.125 to the market price of the stock on the closing date. In addition, the number of shares of our common stock issuable pursuant to the Purchase Agreement and issuable upon exercise of the Warrants and SEDA will significantly exceed 20% of the Company's outstanding common stock, representing in total approximately ____% of the shares of our common stock outstanding immediately prior to December 21, 2006. As a result, and by determination of a Nasdaq Panel, stockholder approval is required under the Nasdaq Marketplace Rules. Stockholder approval of the Transactions is not otherwise required as a matter of Delaware law, the Company's restated certificate of incorporation or bylaws or any other applicable laws, rules or regulations.

      We believe that if the stockholders do not authorize the Transactions, we will fail to meet a condition for continued listing on The Nasdaq Capital Market, as specified by The Nasdaq Listing Qualifications Panel, and may be delisted. In the event our securities are delisted from The Nasdaq Capital Market, our securities may be eligible to trade on the over-the-counter market. However, delisting would cause our liquidity and capital resources to become extremely limited, as delisting would significantly harm our ability to raise money through future financings.

SUMMARY OF TERMS OF THE TRANSACTIONS

      The following is a summary of the terms of the Transactions and the provisions of the transaction documents. The Private Placement of our common stock and Warrants to purchase our common stock and the SEDA are intended to be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and we expect to rely upon Section 4(2) of the Securities Act and Regulation D promulgated thereunder for an exemption from registration.

      THIS SUMMARY OF THE TERMS OF THE TRANSACTIONS IS INTENDED TO PROVIDE YOU WITH BASIC INFORMATION CONCERNING THE TRANSACTION; HOWEVER, IT IS NOT A SUBSTITUTE FOR REVIEWING THE PURCHASE AGREEMENT, THE STANDBY EQUITY DISTRIBUTION AGREEMENT AND FORMS OF REGISTRATION RIGHTS AGREEMENTS AND WARRANT. YOU SHOULD READ THIS SUMMARY IN CONJUNCTION WITH THE PURCHASE AGREEMENT, THE STANDBY EQUITY DISTRIBUTION AGREEMENT AND FORMS OF REGISTRATION RIGHTS AGREEMENTS AND WARRANT ATTACHED HERETO.

PRIVATE PLACEMENT PURCHASE AGREEMENT

      The following summary of the provisions of the Purchase Agreement is qualified in its entirety by the full text of the Purchase Agreement attached hereto as APPENDIX A and incorporated by reference herein.

      Pursuant to the Purchase Agreement entered into with the Purchasers, we agreed to sell to the Purchasers, (i) an aggregate of 6,883,563 shares of our common stock at a purchase price equal to $1.46 per share, and (ii) Warrants exercisable for up to 100% of the number of shares of our common stock purchased by such Purchaser, at an exercise price equal to $1.47 per share.

Representations and Warranties

      The Purchase Agreement contains representations and warranties relating to the Company's organization and qualification, authorization and enforceability of the Purchase Agreement, financial statements, regulatory compliance and other matters common in transactions of this kind.

Termination of Obligations to Effect Closing under the Purchase Agreement

      Any Purchaser may terminate their obligations under the Purchase Agreement if the Closing has not occurred on or prior to December 31, 2006. The closing occurred on December 21, 2006.

Closing Conditions

      Unless waived by a Purchaser, each Purchaser's obligation to purchase the securities issued in connection with the Private Placement is conditioned upon:

      - the Company receiving gross proceeds for the purchase of our common stock and Warrants of not less than $10 million;

      - the representations and warranties made by the Company in the Purchase Agreement (including a representation that there has not occurred an event or condition that could reasonably be expected to have a material adverse effect) being true and correct in all material respects at all times prior to or on the Closing Date; and

      -     other matters common in transactions of this kind.

The closing occurred on December 21, 2006.

Registration Rights

      The following description of registration rights is qualified in its entirety by the form of Registration Rights Agreement attached hereto as APPENDIX B and incorporated herein. The Company has agreed to enter into a Registration Rights Agreement with the Purchasers at Closing, pursuant to which the Company was required to file with the Securities and Exchange Commission ("SEC" or "Commission") a registration statement for the resale of the shares of our common stock and the shares of our common stock underlying the Warrants within 45 days following the Closing. This agreement would obligate the Company to use commercially reasonable best efforts to have such registration statement declared effective as soon as practicable after the registration statement is initially filed. The registration rights include other customary terms, including, without limitation, those related to registration expenses, indemnification and other similar provisions. In the event that the registration statement is not filed within 45 days of the Closing, then the Company must pay to each Purchaser 1.5% of the Purchaser's aggregate purchase price per month until the registration statement is filed. We are required to use commercially reasonable best efforts to cause such registration statement to be declared effective by the SEC no later than the 90th day following the Closing (or the 120th day if we receive notification from the SEC that it will review the registration statement and, if we receive notification from the SEC that the registration statement will receive no action or review from the SEC, within five business days after such notification) (the "Required Effective Date"), and, subject to our right to suspend the resale of stock under the registration statement in certain circumstances, we are required to maintain the effectiveness of this registration statement until the earlier of (1) the date on which all such shares have been sold thereunder or (2) the date on which all such shares become eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended (the "Securities Act"); provided, however, that if any Purchaser is an "affiliate" of the Company (as defined in Rule 144(a)(1) of the Securities Act) on the second anniversary of the effective date of the registration statement, the applicable time period to maintain the effectiveness of the registration statement will be the third anniversary of the effective date of the registration statement. If the registration statement (a) is not filed on or prior to its Filing Date, or (b) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 within 5 Trading Days of the date that the Company is notified by the Commission that a Registration Statement will not be reviewed, or is not subject to further review, or (c) prior to its Effectiveness Date, the Company fails to file a pre-effective amendment and otherwise respond in writing in writing to comments made by the Commission within 10 calendar days after the receipt of comments by or notice from the Commission that such amendment is required in order for a Registration Statement to be effective, or (d) a Registration Statement filed or required to be filed is not declared effective by the Effectiveness Date, or (e) once effective, ceases to be effective and available to the Purchasers in the Private Placement for any continuous period that exceeds 30 consecutive calendar days or more than an aggregate of 40 calendar days during any 12-month period (which need not be consecutive calendar days), the Company is required to pay the investors in the Private Placement a cash payment as liquidated damages and not as a penalty. This cash payment is calculated as 1.5% per month of the aggregate purchase price paid by the Purchasers in the Private Placement, up to a maximum payment of 24% of the aggregate purchase price paid by the Purchasers. The registration statement required to be filed with the Commission in connection with the Private Placement was filed by the Company on February 5, 2007.

Preemptive Subscription Rights

      Pursuant to the Purchase Agreement, from and after the Closing, through the six month anniversary of the effective date of the Registration Statement, each Purchaser would have preemptive subscription rights in respect of any future issuance by the Company of our equity securities. The Company would be required to provide notice to such Purchasers and offer to sell a pro rata amount of such securities to such Purchasers, in an amount the lesser of (i) 100% of the Subsequent Financing, or (ii) 25% of the aggregate Subscription Amounts thereunder, on the same terms we propose to sell such securities to other parties, based on each Purchaser's pro rata ownership of the Company's outstanding common stock acquired under the Purchase Agreement or pursuant to the exercise of a Warrant that continues to be held by such Purchaser.

PRIVATE PLACEMENT WARRANTS

      The following description of the rights and preferences of the Warrants is qualified in its entirety by the form of Warrant attached hereto as APPENDIX C and incorporated herein. The Warrants to be issued at the Closing will be exercisable at any time after June 22, 2007, will have an exercise price per share of $1.47 and will remain exercisable for five years following the Closing. After one year from the date of issuance, the Warrants will be exercisable on a cashless basis. If certain changes occur to our capitalization, such as a stock split or stock dividend of our common stock, then the exercise price and number of shares issuable upon exercise of the Warrants will be adjusted appropriately. In the event that we issue additional shares of our common stock in certain non-exempt transactions for a price less than the exercise price per share under the Warrants, then the exercise price will be adjusted downward based on a broad-based weighted average formula provided in the Warrants. In the event of any consolidation, merger or reorganization involving the Company, as a condition to such transaction, lawful provision must be made such that the holder of a Warrant will have the right to receive upon exercise the same consideration as the holder of the Warrant would have received if the Warrant had been exercised prior to the consummation of such transaction.

STANDBY EQUITY DISTRIBUTION AGREEMENT

      The following summary of the provisions of the SEDA is qualified in its entirety by the full text of the SEDA attached hereto as APPENDIX D and incorporated by reference herein.

      Pursuant to the SEDA entered into with Cornell Capital Partners, pursuant to which, Cornell Capital Partners has committed to provide up to $15 million of capital during the next three years through the purchase of newly-issued shares of EpiCept's common stock. Under the terms of the agreement, EpiCept will determine, at our sole discretion, the exact timing and amount of any SEDA financings, subject to certain conditions. The SEDA provides that EpiCept may, at our sole option, require Cornell Capital Partners to purchase shares of our common stock in increments of a minimum of $200,000 per week over a period of 36 months once a resale registration statement covering the subject shares of our common stock is effective. In connection with the SEDA, EpiCept has agreed to pay Cornell Capital Partners a customary private placement commitment fee.

Representations and Warranties

      The SEDA contains representations and warranties relating to the Company's organization and qualification, authorization and enforceability of the SEDA, financial statements, regulatory compliance and other matters common in transactions of this kind.

Conditions for Advance

      Cornell Capital Partners' obligation to purchase our common stock in connection with the SEDA is conditioned upon:

      - Registration with the SEC of our common stock to be issued in connection with the SEDA;

      - the covenants, agreements, and conditions made by the Company in the SEDA and the Registration Rights Agreement being true and correct in all material respects at all times prior to or on the Condition Satisfaction Date; and

      -     other matters common in transactions of this kind.

Registration Rights

      The following description of registration rights is qualified in its entirety by the form of Registration Rights Agreement attached hereto as Appendix E and incorporated herein. The Company has agreed to enter into a Registration Rights Agreement with the Cornell Capital Partners as of the date of the SEDA, pursuant to which the Company is required to file with the SEC a registration statement for the resale of the shares of our common stock issued in connection with the SEDA prior to any obligation by Cornell Capital Partners to purchase our common stock under the SEDA. This agreement would obligate the Company to use our reasonable best efforts to have such registration statement declared effective. The registration rights include other customary terms, including, without limitation, those related to registration expenses, indemnification and other similar provisions. We are required to use our best efforts to maintain the effectiveness of this registration statement during the Commitment Period until the earlier of (1) the date on which all such shares have been sold thereunder or (2) the date on which all such shares become eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act; provided, however, that if any Purchaser is an "affiliate" of the Company (as defined in Rule 144(a)(1) of the Securities Act) on the second anniversary of the effective date of the registration statement, the applicable time period to maintain the effectiveness of the registration statement will be the third anniversary of the effective date of the registration statement.

IMPACT OF THE TRANSACTIONS ON EXISTING STOCKHOLDERS-ADVANTAGES AND DISADVANTAGES

      Advantages. Before voting, each stockholder should consider the fact that the Transactions provide significant additional funding, which is critically important to continue operations at an appropriate level for a business of this kind. Each stockholder should consider that the creation, development, clinical testing and ultimate regulatory approval associated with pharmaceutical drug development, while risky from a business perspective, is also costly and capital intensive. Each stockholder should also consider the fact that the Company's current capital resources are limited. The Company believes that our existing capital resources would only have been sufficient to support our current operating plan and spending through the first quarter of 2007. If, as of __________, a sufficient financing transaction could not have been reasonably assured, the Company, as a matter of prudence, would be required to wind down and cease our operations, or sell our assets at a discount, or merge or sell our operations at a distressed valuation. There can be no assurance, however, that we would have been able to sell any of our assets, or that if we were able to sell some or all of our assets, that we would have been able to do so on terms more favorable to our stockholders than the Transactions.

      The Company believes that without the Transactions, we would have been unable to continue development of our product candidates. Thus, if the Company did not consummate the financing contemplated by the Transactions, we may have been forced to immediately consider other financing alternatives, if any, as well as the strategic options referred to above. In addition, the Company does not believe that a corporate partnering transaction or merger would have been available on acceptable terms, if at all, at the time of the Transactions.

      Disadvantages. The Transactions had a highly dilutive effect on our current stockholders and option holders. The aggregate percentage ownership of the Company's current stockholders declined significantly as a result of the Private Placement. The number of shares issued pursuant to the Private Placement increased substantially the number of shares of our common stock currently outstanding. This means that our pre-December 21, 2006 stockholders own a much smaller interest in the Company as a result of the Private Placement.

      For purposes of example only, a stockholder who owned approximately ____% of our outstanding stock as of December 20, 2006, would own approximately ____% of the shares outstanding immediately after the Private Placement, assuming the issuance of 6,883,563 shares of our common stock to the Purchasers, and would own ___% of the shares outstanding immediately after the Private Placement assuming full exercise of Warrants to purchase 3,441,786 shares of our common stock issued to the Purchasers and as low as ___% on a fully diluted basis after taking into account stock options that may be granted under the Company's 2005 Equity Incentive Plan [PLEASE CONFIRM].

      In addition, before voting, each stockholder also should consider the following disadvantages of the Transactions:

      The Purchasers in the Private Placement could control up to approximately ___% of the voting power of our capital stock immediately upon the Closing of the Private Placement, assuming the full investment of $10 million, and the exercise in full of the Warrants (resulting in proceeds of an additional $9.4 million if no holder of Warrants were to elect to exercise their warrants using the cashless exercise feature) and the SEDA (resulting in proceeds up to $15 million).

      All shares of our common stock issued in the Transactions and issuable upon the exercise of the Warrants will be entitled to certain registration rights. Consequently, if such shares are registered, such shares will be freely transferable without restriction under the Securities Act (but may be subject to the short-swing profit rules and other restrictions under the Exchange Act). Such free transferability could materially and adversely affect the market price of our common stock if a sufficient number of such shares are sold into the market. In addition, even if the shares of our common stock are not registered, the Purchasers and Cornell Capital Partners may be eligible to sell some of the common stock pursuant to Rule 144 of the Securities Act.

      In addition, in connection with the Private Placement, the Company entered into a Finder's Fee Agreement with _________ under which the Company will, upon the Closing, pay to the placement agent cash compensation of ___% of the $____ million gross proceeds and issue to the placement agent a warrant to acquire _______ shares of the Company's common stock on substantially similar terms as the Warrants. [PLEASE CONFIRM]

      The Company has agreed to include the shares of our common stock issuable upon exercise of the above-mentioned warrants in any registration statement filed by the Company on behalf of the Purchasers.

REQUIRED VOTE

      The affirmative vote of the holders of a majority of the total votes cast on the proposal at the special meeting will be required to approve the Transactions. The Private Placement shares will not be counted for quorum or voting purposes. Abstentions will be counted toward the tabulation of votes cast on this matter and will have the same effect as negative votes.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 1.

                                                                      Appendix A

                          SECURITIES PURCHASE AGREEMENT

      This Securities Purchase Agreement (this "Agreement") is dated as of December 21, 2006, among EpiCept Corporation, a Delaware corporation (the "Company"), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a "Purchaser" and collectively the "Purchasers").

      WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

      NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS

      1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

            "Action" shall have the meaning ascribed to such term in Section 3.1(j).

            "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

            "Business Day" means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

            "Closing" means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

            "Closing Date" means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers' obligations to pay the Subscription Amount and (ii) the Company's obligations to deliver the Securities have been satisfied or waived.

            "Closing Price" means on any particular date (a) the last reported closing price per share of Common Stock on such date on the Trading Market (as reported by Bloomberg L.P. at 4:15 PM (New York time)), or (b) if there is no such price on such date, then the closing price on the Trading Market on the date nearest preceding such date (as reported by Bloomberg L.P. at 4:15 PM (New York time)), or (c) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the "pink sheets" published by Pink Sheets LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent price per share of the Common Stock so reported, or (d) if the shares of Common Stock are not then publicly traded the fair market value of a share of Common Stock as determined by an appraiser selected in good faith by the Purchasers of a majority in interest of the Shares then outstanding.

            "Commission" means the Securities and Exchange Commission.

            "Common Stock" means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.

            "Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

            "Company Counsel" means Weil, Gotshal & Manges LLP, New York, New York.

            "Disclosure Schedules" means the Disclosure Schedules of the Company delivered concurrently herewith.

            "Effective Date" means the date that the initial Registration Statement filed by the Company pursuant to the Registration Rights Agreement is first declared effective by the Commission.

            "Evaluation Date" shall have the meaning ascribed to such term in
      Section 3.1(r).

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            "Exempt Issuance" means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock option agreements existing on the date of this Agreement or any other stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement; provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of any such securities, and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company's Board of Directors; provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

            "FWS" means Feldman Weinstein & Smith LLP with offices located at 420 Lexington Avenue, Suite 2620, New York, New York 10170-0002.

            "GAAP" shall have the meaning ascribed to such term in Section
      3.1(h).

            "Indebtedness" shall have the meaning ascribed to such term in
      Section 3.1(aa).

            "Intellectual Property Rights" shall have the meaning ascribed to such term in Section 3.1(o).

            "Legend Removal Date" shall have the meaning ascribed to such term in Section 4.1(c).

            "Liens" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

            "Material Adverse Effect" shall have the meaning assigned to such term in Section 3.1(b).

            "Material Permits" shall have the meaning ascribed to such term in
      Section 3.1(m).

            "Participation Maximum" shall have the meaning ascribed to such term in Section 4.13.

            "Per Share Purchase Price" equals $1.46, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

            "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

            "Pre-Notice" shall have the meaning ascribed to such term in Section 4.13.

            "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

            "Purchaser Party" shall have the meaning ascribed to such term in
      Section 4.9.

            "Registration Rights Agreement" means the Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit A attached hereto.

            "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares and the Warrant Shares.

            "Required Approvals" shall have the meaning ascribed to such term in
      Section 3.1(e).

            "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "SEC Reports" shall have the meaning ascribed to such term in
      Section 3.1(h).

            "Securities" means the Shares, the Warrants and the Warrant Shares.

            "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            "Shares" means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

            "Short Sales" shall include all "short sales" as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

            "Subscription Amount" means, as to each Purchaser, the aggregate amount to be paid for Shares and Warrants purchased hereunder as specified below such Purchaser's name on the signature page of this Agreement and next to the heading "Subscription Amount," in United States Dollars and in immediately available funds.

            "Subsequent Financing" shall have the meaning ascribed to such term in Section 4.13.

            "Subsequent Financing Notice" shall have the meaning ascribed to such term in Section 4.13.

            "Subsidiary" means any subsidiary of the Company as set forth on
      Schedule 3.1(a).

            "Trading Day" means a day on which the Common Stock is traded on a Trading Market.

            "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange or the Nasdaq National Market.

            "Transaction Documents" means this Agreement, the Warrants and the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

            "Warrants" means collectively the Common Stock purchase warrants, in the form of Exhibit C delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be exercisable beginning on June 22, 2007 and have a term of exercise equal to 5 years.

            "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

                                   ARTICLE II.
                               PURCHASE AND SALE

      2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers agree to purchase, severally and not jointly, in the aggregate, up to $12,000,000 of Shares and Warrants. Each Purchaser shall deliver to the Company via wire transfer or a certified check immediately available funds equal to their Subscription Amount and the Company shall deliver to each Purchaser their respective Shares and Warrants as determined pursuant to
Section 2.2(a) and the other items set forth in Section 2.2 issuable at the Closing. Upon satisfaction of the conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of Company Counsel, or such other location as the parties shall mutually agree.

      2.2 Deliveries

            (a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

                  (i) this Agreement duly executed by the Company;

                  (ii) a legal opinion of Company Counsel, in the form of
            Exhibit B attached hereto;

                  (iii) a copy of the irrevocable instructions to the Company's transfer agent instructing the transfer agent to deliver, on an expedited basis, a certificate evidencing a number of Shares equal to such Purchaser's Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser;

                  (iv) a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 50% of the Shares purchased by such Purchaser hereunder, with an exercise price equal to $1.47, subject to adjustment therein; and

                  (v) the Registration Rights Agreement duly executed by the
            Company.

            (b) On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company (except as noted) the following:

                  (i) this Agreement duly executed by such Purchaser;

                  (ii) such Purchaser's Subscription Amount by wire transfer to the Company; and

                  (iii) the Registration Rights Agreement duly executed by such
            Purchaser (including a fully completed Selling Securityholder Notice and Questionnaire).

      2.3 Closing Conditions.

            (a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

                  (i) the accuracy in all material respects when made and on the
            Closing Date of the representations and warranties of the Purchasers contained herein;

                  (ii) all obligations, covenants and agreements of the
            Purchasers required to be performed at or prior to the Closing Date shall have been performed; and

                  (iii) the delivery by the Purchasers of the items set forth in
            Section 2.2(b) of this Agreement.

            (b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

                  (i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained herein;

                  (ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

                  (iii) the delivery by the Company of the items set forth in
            Section 2.2(a) of this Agreement;

                  (iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

                  (v) from the date hereof to the Closing Date, trading in the
            Common Stock shall not have been suspended by the Commission or the Company's principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Shares at the Closing.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

      3.1 Representations and Warranties of the Company. Except as set forth under the corresponding section of the Disclosure Schedules which Disclosure Schedules shall be deemed a part hereof and to qualify any representation or warranty otherwise made herein to the extent of such disclosure, the Company hereby makes the representations and warranties set forth below to each
Purchaser:

                  (a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

                  (b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect") and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

                  (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its Board of Directors or its stockholders in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

                  (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Shares and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

                  (e) Filings, Consents and Approvals. The Company is not
            required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than
            (i) filings required pursuant to Section 4.4 of this Agreement, (ii) the filing with the Commission of the Registration

            Statement, (iii) application(s) to each applicable Trading Market for the listing of the Securities for trading thereon in the time and manner required thereby, and (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the "Required Approvals").

                  (f) Issuance of the Securities. The Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Warrant Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

                  (g) Capitalization. The capitalization of the Company is as set forth on Schedule 3.1(g). The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of stock options under the Company's stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company's employee stock purchase plan and pursuant to the conversion or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

                  (h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

                  (i) Material Changes; Undisclosed Events, Liabilities or
            Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report, (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3.1(i), no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

                  (j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) would, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

                  (k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which would reasonably be expected to result in a Material Adverse Effect. None of the Company's or its Subsidiaries' employees is a member of a union that relates to such employee's relationship with the Company, and neither the Company or any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (l) Compliance. Neither the Company nor any Subsidiary (i) is
            in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as would not have or reasonably be expected to result in a Material Adverse Effect.

                  (m) Regulatory Permits. The Company and the Subsidiaries
            possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                  (n) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

                  (o) Patents and Trademarks. The Company and the Subsidiaries
            have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have would have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a notice (written or otherwise) that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

                  (q) Transactions With Affiliates and Employees. Except as set
            forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

                  (r) Sarbanes-Oxley; Internal Accounting Controls. The Company
            is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that
            (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms. The Company's certifying officers have evaluated the effectiveness of the Company's disclosure controls and procedures as of the end of the period covered by the Company's most recently filed periodic report under the Exchange Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company's internal control over financial reporting (as such term is defined in the Exchange
            Act) that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

                  (s) Certain Fees. Other than the fees and expenses payable to
            Rodman & Renshaw LLC as set forth on Schedule 3.1(s), no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

                  (t) Private Placement. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

                  (u) Investment Company. The Company is not, and is not an
            Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

                  (v) Registration Rights. Other than each of the Purchasers, no
            Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

                  (w) Listing and Maintenance Requirements. The Company's Common
            Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the twelve (12) months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

                  (x) Application of Takeover Protections. The Company and its
            Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

                  (y) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that, neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

                  (z) No Integrated Offering. Assuming the accuracy of the
            Purchasers' representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

                  (aa) Solvency. Based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder,
            (i) the fair saleable value of the Company's assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEC Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

                  (bb) Tax Status. Except for matters that would not,
            individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

                  (cc) No General Solicitation. Neither the Company nor any
            person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

                  (dd) Foreign Corrupt Practices Act. Neither the Company, nor
            to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity,
            (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

                  (ee) Accountants. The Company's accountants are set forth on
            Schedule 3.1(ee) of the Disclosure Schedule. To the knowledge of the Company, such accountants, who the Company expects will express their opinion with respect to the financial statements to be included in the Company's Annual Report on Form 10-K for the year ending December 31, 2005, are an independent registered public accounting firm as required by the Securities Act.

                  (ff) Acknowledgment Regarding Purchasers' Purchase of
            Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers' purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

                  (gg) Acknowledgement Regarding Purchasers' Trading Activity.
            Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.2(h) and 4.15 hereof), it is understood and acknowledged by the Company (i) that none of the Purchasers have been asked to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or "derivative" securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that past or future open market or other transactions by any Purchaser, including Short Sales, and specifically including, without limitation, Short Sales or "derivative" transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company's publicly-traded securities; (iii) that any Purchaser, and counter-parties in "derivative" transactions to which any such Purchaser is a party, directly or indirectly, presently may have a "short" position in the Common Stock, and (iv) that each Purchaser shall not be deemed to have any affiliation with or control over any arm's length counter-party in any "derivative" transaction. The Company further understands and acknowledges that (a) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Warrant Shares deliverable with respect to Securities are being determined and (b) such hedging activities (if any) could reduce the value of the existing stockholders' equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

                  (hh) Manipulation of Price. The Company has not, and to its
            knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities,
            (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company's placement agent in connection with the placement of the Securities.

      3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

                  (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally,
            (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

                  (b) Non-Contravention. The execution, delivery and performance of this Agreement by such Purchaser, and the consummation by such Purchaser of the transactions contemplated hereby, do not (i) contravene or conflict with the organizational documents of such Purchaser; (ii) constitute a violation of any provision of any federal, state, local or foreign law, rule, regulation, order or decree applicable to such Purchaser; or (iii) constitute a default or require any consent under, give rise to any right of termination, cancellation or acceleration of, or to a loss of any material benefit to which such Purchaser is entitled under, or result in the creation or imposition of any lien, claim or encumbrance on any asset of the such Purchaser under, any material contract to which such Purchaser is a party or any material permit, license or similar right relating to such Purchaser or by which such Purchaser may be bound or affected.

                  (c) Litigation. Such Purchaser is not a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that is reasonably likely to prevent, enjoin, alter, challenge or delay the consummation of the transactions contemplated by this Agreement.

                  (d) Own Account. Such Purchaser understands that the
            Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

                  (e) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants, it will be either: (i) an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3),
            (a)(7) or (a)(8) under the Securities Act or (ii) a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

                  (f) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

            (g) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

            (h) Short Sales and Confidentiality Prior To The Date Hereof. Other than the transaction contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any disposition, including Short Sales, in the securities of the Company during the period commencing from the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person setting forth the material terms of the transactions contemplated hereunder until the date hereof ("Discussion Time"). Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

            (i) Restricted Securities. Such Purchaser understands that the Securities have not been, and will not upon issuance be, registered under the Securities Act and such Purchaser will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless (i) pursuant to an effective registration statement under the Securities Act, (ii) such Purchaser provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that a sale, assignment or transfer of the Securities may be made without registration under the Securities Act and the transferee agrees to be bound by the terms and conditions of this Agreement, or (iii) such Purchaser provides the Company with reasonable assurances (in the form of seller and broker representation letters) that the Shares or the Warrant Shares, as the case may be, can be sold pursuant to (A) Rule 144 promulgated under the Securities Act, as such rule may be amended from time to time, or (B) Rule 144(k) promulgated under the Securities Act, in each case, following the applicable holding period set forth therein.

                                  ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

      4.1 Transfer Restrictions.

            (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

            (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of a legend on any of the Securities in the following form:

            THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

            The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

            (c) Other than certificates representing Shares or Warrant Shares held by Affiliates of the Company, certificates evidencing the Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b)), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144, (iii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the Effective Date if required by the Company's transfer agent to effect the removal of the legend hereunder. If all or any portion of a Warrant is exercised by a Purchaser that is not an Affiliate of the Company (a "Non-Affiliated Purchaser") at a time when there is an effective registration statement to cover the resale of the Warrant Shares, such Warrant Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than three (3) Trading Days following the delivery by a Non-Affiliated Purchaser to the Company or the Company's transfer agent of a certificate representing Shares or Warrant Shares, as the case may be, issued with a restrictive legend (such third Trading Day, the "Legend Removal Date"), deliver or cause to be delivered to such Non-Affiliated Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Certificates for Securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to such Purchasers by crediting the account of such Purchaser's prime broker with the Depository Trust Company System. The Purchaser's acknowledge that the Company's agreement hereunder to remove all legends from Shares or Warrant Shares is not an affirmative statement or representation that such Shares or Warrant Shares are freely tradeable.

            (d) In addition to such Purchaser's other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Shares or Warrant Shares (based on the Closing Price of the Common Stock on the date such Securities are submitted to the Company's transfer agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend. Nothing herein shall limit such Purchaser's right to pursue actual damages for the Company's failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

            (e) Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company's reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein.

      4.2 Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

      4.3 Integration. The Company will not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

      4.4 Securities Laws Disclosure; Publicity. The Company shall, by 4:00 p.m. Eastern time on the Trading Day immediately following the date hereof, issue a Current Report on Form 8-K, disclosing the material terms of the transactions contemplated hereby, and shall attach the Transaction Documents thereto. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of final Transaction Documents (including signature pages thereto) with the Commission and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this subclause (ii).

      4.5 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an "Acquiring Person" under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

      4.6 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

      4.7 Use of Proceeds. Except as set forth on Schedule 4.7 attached hereto, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of the Company's debt (other than payment of trade payables in the ordinary course of the Company's business and prior practices), to redeem any Common Stock or Common Stock Equivalents or to settle any outstanding litigation.

      4.8 [RESERVED].

      4.9 Indemnification of Purchasers. Subject to the provisions of this
Section 4.9, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser's representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party's breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents.

      4.10 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants.

      4.11 Listing of Common Stock. The Company hereby agrees to use best efforts to maintain the listing of the Common Stock on a Trading Market, and as soon as reasonably practicable following the Closing (but not later than the earlier of the Effective Date and the first anniversary of the Closing Date) to list all of the Shares and Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application all of the Shares and Warrant Shares, and will take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed on such other Trading Market as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Trading Market.

      4.12 Equal Treatment of Purchasers. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended to treat for the Company the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

      4.13 Participation in Future Financing.

            (a) From the date hereof until the date that is the six (6) month anniversary of the Effective Date, upon any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (a "Subsequent Financing"), each Purchaser shall have the right to participate in the Subsequent Financing up to an amount equal to the lesser of (i) 100% of the Subsequent Financing or (ii) 25% of the aggregate Subscription Amounts hereunder (the "Participation Maximum") on the same terms, conditions and price provided for in the Subsequent Financing.

            (b) At least five (5) Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Purchaser a written notice of its intention to effect a Subsequent Financing (the "Pre-Notice"), which Pre-Notice shall ask such Purchaser if it wants to review the details of such financing (such additional notice, a "Subsequent Financing Notice").Upon the request of a Purchaser, and only upon a request by such Purchaser, for a Subsequent Financing Notice, the Company shall promptly, but no later than one (1) Trading Day after such request, deliver a Subsequent Financing Notice to such Purchaser. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder, the Person or Persons through or with whom such Subsequent Financing is proposed to be effected, and attached to which shall be a term sheet or similar document relating thereto.

            (c) Any Purchaser desiring to participate in such Subsequent Financing must provide written notice to the Company by not later than 5:30 p.m. (New York City time) on the 5th Trading Day after all of the Purchasers have received (as determined as set forth in Section 5.4 hereof) the Pre-Notice that the Purchaser is willing to participate in the Subsequent Financing, the amount of the Purchaser's participation, and that the Purchaser has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice. If the Company receives no notice from a Purchaser as of such 5th Trading Day, such Purchaser shall be deemed to have notified the Company that it does not elect to participate.

            (d) If by 5:30 p.m. (New York City time) on the 5th Trading Day after all of the Purchasers have received (as determined as set forth in Section 5.4 hereof) the Pre-Notice, notifications by the Purchasers of their willingness to participate in the Subsequent Financing (or to cause their designees to participate) is, in the aggregate, less than the total amount of the Subsequent Financing, then the Company may effect the remaining portion of such Subsequent Financing on the terms and with the Persons set forth in the Subsequent Financing Notice.

            (e) If by 5:30 p.m. (New York City time) on the 5th Trading Day after all of the Purchasers have received (as determined as set forth in Section 5.4 hereof) the Pre-Notice, the Company receives responses to a Subsequent Financing Notice from

      Purchasers seeking to purchase more than the aggregate amount of the Participation Maximum, each such Purchaser shall have the right to purchase the greater of (a) their Pro Rata Portion (as defined below) of the Participation Maximum and (b) the difference between the Participation Maximum and the aggregate amount of participation by all other Purchasers. "Pro Rata Portion" is the ratio of (x) the Subscription Amount of Securities purchased on the Closing Date by a Purchaser participating under this Section 4.13 and (y) the sum of the aggregate Subscription Amounts of Securities purchased on the Closing Date by all Purchasers participating under this Section 4.13.

            (f) The Company must provide the Purchasers with a second Subsequent Financing Notice, and the Purchasers will again have the right of participation set forth above in this Section 4.13, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within sixty (60) Trading Days after the date of the initial Subsequent Financing Notice.

            (g) Notwithstanding the foregoing, this Section 4.13 shall not apply in respect of (i) an Exempt Issuance or in respect of any underwritten public offering of the Company's securities or (ii) an equity line of credit arrangement with Cornell Capital Partners, LP ("Cornell") for up to $15 million of Common Stock provided that the Company does not request a draw down under the equity line of credit earlier than the 1 year anniversary of the date hereof without the prior consent of all the Purchasers except Cornell (an "Allowable Equity Line").

      4.14 Subsequent Equity Sales.

            (a) From the date hereof until 90 days after the Effective Date, neither the Company nor any Subsidiary shall issue shares of Common Stock or Common Stock Equivalents; provided, however, that the 90 day period set forth in this Section 4.14 shall be extended for the number of Trading Days during such period in which (i) trading in the Common Stock is suspended by any Trading Market, or (ii) following the Effective Date, the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of the Shares and Warrant Shares.

            (b) From the date hereof until such time as no Purchaser holds any of the Securities, the Company shall be prohibited from effecting or entering into an agreement to effect any Subsequent Financing involving a "Variable Rate Transaction." The term "Variable Rate Transaction" shall mean a transaction in which the Company issues or sells (i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

            (c) Notwithstanding the foregoing, this Section 4.14 shall not apply in respect of (i) an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance (other than as set forth in clause
      (ii)) or (ii) an Allowable Equity Line.

      4.15 Short Sales and Confidentiality After The Date Hereof. Each Purchaser severally and not jointly with the other Purchasers covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period commencing at the Discussion Time and ending at the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.4. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 4.4, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the Commission currently takes the position that coverage of short sales of shares of the Common Stock "against the box" prior to the Effective Date of the Registration Statement with the Securities is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.4. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

      4.16 Delivery of Securities After Closing. The Company shall deliver, or cause to be delivered, the respective Securities purchased by each Purchaser to such Purchaser within three (3) Trading Days of the Closing Date.

      4.17 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

      4.18 Capital Changes. Until the one year anniversary of the Effective Date, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority in interest of the Shares.

                                   ARTICLE V.
                                  MISCELLANEOUS

      5.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser's obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before December 31, 2006; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

      5.2 Fees and Expenses. The Company shall deliver, prior to the Closing, a completed and executed copy of the Closing Statement, attached hereto as Annex
A. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

      5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

      5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the 2nd Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

      5.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

      5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

      5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the "Purchasers".

      5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.9.

      5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

      5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Shares and Warrant Shares.

      5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

      5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

      5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

      5.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

      5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

      5.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

      5.17 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. For reasons of administrative convenience only, Purchasers and their respective counsel have chosen to communicate with the Company through FWS. FWS does not represent all of the Purchasers but only Rodman & Renshaw LLC, who has acted as placement agent to the transaction. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

      5.18 Liquidated Damages. The Company's obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

      5.19 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

                            (Signature Pages Follow)

      IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

EPICEPT CORPORATION                                 Address for Notice:
                                                    EpiCept Corporation
                                                    777 Old Saw Mill River Road
                                                    Tarrytown, NY 10591
                                                    Fax: 914-606-3501
                                                    Attention:  John V. Talley
By:_______________________________
   Name:
   Title:

With a copy to (which shall not constitute notice):

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Fax: (212) 310-8007
Attention: Alexander D. Lynch, Esq.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGE FOR PURCHASER FOLLOWS]

      [PURCHASER SIGNATURE PAGES TO EPICEPT SECURITIES PURCHASE AGREEMENT]

      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ________________________________________________________

Signature of Authorized Signatory of Purchaser: ___________________________

Name of Authorized Signatory: _____________________________________________

Title of Authorized Signatory: ____________________________________________

Email Address of Purchaser:________________________________________________

Fax Number of Purchaser: __________________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as above):

Subscription Amount:
Shares:
Warrant Shares:

                           [SIGNATURE PAGES CONTINUE]

                                                                         ANNEX A

                                CLOSING STATEMENT

Pursuant to the attached Securities Purchase Agreement, dated as of the date hereto, the Purchasers shall purchase up to $12,000,000 of Common Stock and Warrants from EpiCept Corporation (the "Company"). All funds will be wired to the Company. All funds will be disbursed in accordance with this Closing Statement.

DISBURSEMENT DATE: December __, 2006

I. PURCHASE PRICE

      GROSS PROCEEDS TO BE RECEIVED                           $

II. DISBURSEMENTS

                                                              $
                                                              $
                                                              $
                                                              $
                                                              $

TOTAL AMOUNT DISBURSED:                                       $

                                                                      Appendix B

                          REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of December 21, 2006, by and between EPICEPT CORPORATION, a Delaware corporation (the "Company"), and CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor").

      WHEREAS:

      A. In connection with the Standby Equity Distribution Agreement by and between the parties hereto of even date herewith (the "Standby Equity Distribution Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Standby Equity Distribution Agreement, to issue and sell to the Investor that number of shares of the Company's common stock, par value $0.0001 per share (the "Common Stock"), which can be purchased pursuant to the terms of the Standby Equity Distribution Agreement for an aggregate purchase price of up to Fifteen Million Dollars ($15,000,000). Capitalized terms not defined herein shall have the meaning ascribed to them in the Standby Equity Distribution Agreement.

      B. To induce the Investor to execute and deliver the Standby Equity Distribution Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

      1. DEFINITIONS.

            As used in this Agreement, the following terms shall have the following meanings:

            a. "Person" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

            b. "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

            c. "Registrable Securities" means the shares of Common Stock issuable to Investors pursuant to the Standby Equity Distribution Agreement.

            d. "Registration Statement" means a registration statement under the Securities Act which covers the Registrable Securities.

      2. REGISTRATION.

            a. Registration. Prior to the first sale to the Investor of the Company's Common Stock pursuant to the Standby Equity Distribution Agreement the Company shall prepare and file with the SEC a Registration Statement on Form S-1, SB-2 or on such other form as is available and shall use its reasonable best efforts to cause such Registration Statement to be declared effective by the SEC. The Company shall use its reasonable best efforts to ensure that the Registration Statement and any subsequent Registration Statements remain in effect until all of the Registrable Securities which have been issued have been sold, or may be sold without restriction pursuant to Rule 144(k) of the Securities Act.

            b. Sufficient Number of Shares Registered. In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities issued pursuant to the Standby Equity Distribution Agreement, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefore, if applicable), or both, so as to cover all of such Registrable Securities pursuant to the Standby Equity Distribution Agreement as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises. The Company shall use it best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of Registrable Securities issuable on an Advance Notice Date is greater than the number of shares available for resale under such Registration Statement.

      3. RELATED OBLIGATIONS.

            a. The Company shall use its best efforts to keep the Registration Statement effective at all times until the completion of the Commitment Period (as such term is defined in the Standby Equity Distribution Agreement) (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

            b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration

Statement. In the case of amendments and supplements to a Registration
Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company's filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company shall have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

            c. The Company shall furnish to the Investor without charge, (i) at least one copy of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) ten (10) copies of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

            d. The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its certificate of incorporation or by-laws,
(x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

            e. As promptly as practicable after becoming aware of such event or development, the Company shall notify the Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Investor. The Company shall also promptly notify the Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Investor by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

            f. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

            g. RESERVED.

            h. The Company shall make available for inspection by (i) the Investor and (ii) one firm of accountants or other agents retained by the Investor (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request in connection with the Registration Statement. The Investor agrees that Records obtained by it as a result of such inspections which is conspicuously marked by the Company as "Confidential" (subject to the Company's obligations with respect to material non-public information set forth in Section 8.1(a) herein) shall be deemed confidential and held in strict confidence by the Investor, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector and the Investor has knowledge. The Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

            i. The Company shall hold in confidence and not make any disclosure of information concerning the Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Investor and allow the Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

            j. The Company shall use its best efforts either to cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or to secure the inclusion for quotation on the National Association of Securities Dealers, Inc. OTC Bulletin Board for such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this
Section 3(j).

            k. The Company shall cooperate with the Investor to the extent applicable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investor may reasonably request and registered in such names as the Investor may request.

            l. The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

            m. The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

            n. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

            o. Within two (2) business days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investor) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

            p. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of Registrable Securities pursuant to a Registration Statement.

      4. OBLIGATIONS OF THE INVESTOR.

      The Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e), the Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until the Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended certificates for shares of Common Stock to a transferee of the Investor in accordance with the terms of the Standby Equity Distribution Agreement in connection with any sale of Registrable Securities with respect to which the Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in
Section 3(f) or the first sentence of 3(e) and for which the Investor has not yet settled.

      5. EXPENSES OF REGISTRATION.

      All expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Company.

      6. INDEMNIFICATION.

      With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

            a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls the Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation there under relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall reimburse the Investor and each such controlling person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(e); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person.

            b. In connection with a Registration Statement, the Investor agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), the Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to the Investor prior to the Investor's use of the prospectus to which the Claim relates.

            c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

            d. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

            e. The indemnity agreements contained herein shall be in addition to
(i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

      7. CONTRIBUTION.

      To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

      8. REPORTS UNDER THE EXCHANGE ACT.

      With a view to making available to the Investor the benefits of Rule 144 promulgated under the Securities Act or any similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144") the Company agrees to:

            a. make and keep public information available, as those terms are understood and defined in Rule 144;

            b. file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 6.3 of the Standby Equity Distribution Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

            c. furnish to the Investor so long as the Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, and (ii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

      9. AMENDMENT OF REGISTRATION RIGHTS.

      Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by a written agreement between the Company and the Investor. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon the Investor and the Company. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

      10. MISCELLANEOUS.

            a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

            b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:        EpiCept Corporation
                              777 Old Saw Mill River Road
                              Tarrytown, NY 10591
                              Fax: (914) 606-3501

With a copy to:               Weil, Gotshal & Manges LLP
                              767 Fifth Avenue
                              New York, NY 10153
                              Attention: Alexander D. Lynch, Esq.
                              Fax: (212) 310-8007

If to the Investor, to:       Cornell Capital Partners, LP
                              101 Hudson Street - Suite 3700
                              Jersey City, New Jersey 07302
                              Attention:        Mark Angelo
                                                Portfolio Manager
                              Telephone:        (201) 985-8300
                              Facsimile:        (201) 985-8266

With a copy to:               Cornell Capital Partners, LP
                              101 Hudson Street - Suite 3700
                              Jersey City, NJ  07302
                              Attention:        Troy J. Rillo, Esq.
                              Telephone:        (201) 985-8300
                              Facsimile:        (201) 985-8266

Any party may change its address by providing written notice to the other parties hereto at least five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or
(iii) above, respectively.

            c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

            d. The corporate laws of the State of New York shall govern all issues concerning the relative rights of the Company and the Investor. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York, sitting in New York County, New York and the Federal District Court for the Southern District of New York sitting in New York, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

            e. This Agreement and the Standby Equity Distribution Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Standby Equity Distribution Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

            f. This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

            g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

            i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            j. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

            k. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

                                     EPICEPT CORPORATION

                                     By:
                                        --------------------------------
                                     Name:
                                     Title:

                                     CORNELL CAPITAL PARTNERS, LP

                                     BY:  YORKVILLE ADVISORS, LLC
                                     ITS: GENERAL PARTNER

                                     By:
                                        --------------------------------
                                     Name: Mark Angelo
                                     Title: Portfolio Manager

                                    EXHIBIT A
                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

Attention:

                  Re:      EPICEPT CORPORATION

Ladies and Gentlemen:

            We are counsel to EpiCept Corporation (the "Company"), and have represented the Company in connection with that certain Standby Equity Distribution Agreement (the "Standby Equity Distribution Agreement") entered into by and between the Company and Cornell Capital Partners, LP (the "Investor") pursuant to which the Company issued to the Investor shares of its Common Stock, par value $0.0001 per share (the "Common Stock"). Pursuant to the Standby Equity Distribution Agreement, the Company also has entered into a Registration Rights Agreement with the Investor (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "Securities Act"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ____, the Company filed a Registration Statement on Form ________ (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names the Investor as a selling stockholder thereunder.

            In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and as of the date hereof, we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

                                     Very truly yours,

                                     By:
                                        --------------------------------

cc:      CORNELL CAPITAL PARTNERS, LP

                                                                      Appendix C

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

                          COMMON STOCK PURCHASE WARRANT

                To Purchase __________ Shares of Common Stock of

                               EPICEPT CORPORATION

      THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, [ ] (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after June 22, 2007 (the "Initial Exercise Date") and on or prior to the close of business on the five year anniversary of the Initial Exercise Date (the "Termination Date") but not thereafter, to subscribe for and purchase from EpiCept Corporation, a Delaware corporation (the "Company"), up to [ ] shares (the "Warrant Shares") of Common Stock, par value $0.0001 per share, of the Company (the "Common Stock"). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

      Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the "Purchase Agreement"), dated December 21, 2006, among the Company and the purchasers signatory thereto.

      Section 2. Exercise.

            (a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); and, within three (3) Trading Days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant

Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within 1 Business Day of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

            (b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $_____(1), subject to adjustment hereunder (the "Exercise Price").

            (c) Cashless Exercise. If at any time after one year from the date of issuance of this Warrant there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

            (A) = the VWAP on the Trading Day immediately preceding the date of such election;

            (B) = the Exercise Price of this Warrant, as adjusted; and

            (X) = the number of Warrant Shares issuable upon exercise of this
                  Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

            "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time); (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.

            "Trading Day" means a day on which the Common Stock is traded on a Trading Market.

            "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the OTC Bulletin Board.

------------
(1)110% of the Closing Price immediately prior to the date of the Purchase Agreement (the date hereof if the Purchase Agreement is executed after 4 PM ET).

            Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

            (d) Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2(c) or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, such Holder (together with such Holder's Affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder's Affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(d)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by a Holder that the Company is not representing to such Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and such Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder together with any Affiliates) and of which a portion of this Warrant is exercisable shall be in the sole discretion of a Holder, and the submission of a Notice of Exercise shall be deemed to be each Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with
Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-Q or Form 10-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company's Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two (2) Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The "Beneficial Ownership Limitation" shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Beneficial Ownership Limitation provisions of this Section 2(d)(i) may be waived by such Holder, at the election of such Holder, upon not less than 61 days' prior notice to the Company to change the Beneficial Ownership Limitation to 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant, and the provisions of this Section 2(d) shall continue to apply. Upon such a change by a Holder of the Beneficial Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the Beneficial Ownership Limitation may not be further waived by such Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section

2(d)(i) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

            (e) Mechanics of Exercise.

            (i) Authorization of Warrant Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

            (ii) Delivery of Certificates Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder's prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission ("DWAC") system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within three (3) Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant (if required) and payment of the aggregate Exercise Price as set forth above ("Warrant Share Delivery Date"). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(e)(vii) prior to the issuance of such shares, have been paid.

            (iii) Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

            (iv) Rescission Rights. If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 2(e)(iv) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

            (v) Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds
      (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

            (vi) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

            (vii) Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

            (viii) Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

      Section 3. Certain Adjustments.

            (a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

            (b) Other Distributions. If the Company, at any time prior to the Termination Date, shall distribute to all holders of Common Stock (and not to Holders of the Warrants) (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by Section 3(a)), (iii) rights or warrants to subscribe for or purchase any security or (iv) any other assets (including cash and cash dividends), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such securities, assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of such securities, assets or evidences of indebtedness so distributed. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

            (c) Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder, (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event or (b) in the event of a Fundamental Transaction that is (1) an all cash transaction, (2) a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Securities Exchange Act of 1934, as amended or (3) a Fundamental Transaction involving a person or entity not traded on a national securities exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the Company or any successor entity shall pay, at any time concurrently with or within 30 days after the consummation of the Fundamental Transaction, an amount of cash equal to the value of this Warrant as determined in accordance with the Black-Scholes option pricing formula using an expected volatility equal to the 100 day historical price volatility obtained from the HVT function on Bloomberg L.P. as of the trading day immediately prior to the public announcement of the Fundamental Transaction. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3(c) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

            (d) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

            (e) Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

            (f) Notice to Holders.

            (i) Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction (as defined in the Purchase Agreement).

            (ii) Notice to Allow Exercise by Holder. After the Initial Exercise Date, if (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant during the 20-day period commencing on the date of such notice to the effective date of the event triggering such notice.

      Section 4. Transfer of Warrant.

            (a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.12 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

            (b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

            (c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

            (d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or
(a)(8) promulgated under the Securities Act or a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act.

      Section 5. [RESERVED].

      Section 6. Miscellaneous.

            (a) No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof as set forth in Section 2(e)(ii).

            (b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

            (c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

            (e) Authorized Shares.

            (i) The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

            (ii) Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (A) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (B) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (C) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

            (iii) Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

            (f) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

            (g) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

            (h) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

            (i) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

            (j) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

            (k) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

            (l) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

            (m) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

            (n) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

            (o) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                              ********************

            IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  December ___, 2006

                                        EPICEPT CORPRATION

                                        By:____________________________________
                                           Name:
                                           Title:

                               NOTICE OF EXERCISE

To: EPICEPT CORPORATION

            (1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

            (2) Payment shall take the form of (check applicable box):

                           [  ] in lawful money of the United States; or

                           [ ] [if permitted] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

            (3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

                        _________________________________

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

                        _________________________________

                        _________________________________

                        _________________________________

            (4) Accredited Investor. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:
________________________________________________________________________
Signature of Authorized Signatory of Investing Entity:
_________________________________________________
Name of Authorized Signatory:
___________________________________________________________________
Title of Authorized Signatory:
____________________________________________________________________
Date:
_____________________________________________________________________________

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)

            FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to


_______________________________________________ whose address is

____________________________________________________________________.

____________________________________________________________________

                                               Dated:  ______________, _______

                           Holder's Signature: _____________________________

                           Holder's Address:   _____________________________

                                               _____________________________

Signature Guaranteed:  ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                                                      Appendix D

                      STANDBY EQUITY DISTRIBUTION AGREEMENT

      THIS AGREEMENT dated as of the 21 day of December 2006 (the "Agreement") between CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor"), and EPICEPT CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Company").

      WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company up to Fifteen Million Dollars ($15,000,000) of the Company's common stock, par value $0.0001 per share (the "Common Stock"); and

      WHEREAS, such investments will be made in reliance upon the provisions of Regulation D ("Regulation D") of the Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "Securities Act"), and or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

      WHEREAS, the Company has engaged Rodman & Renshaw LLC (the "Placement Agent"), to act as the Company's exclusive placement agent in connection with the sale of the Company's Common Stock to the Investor hereunder.

      NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I.
                               CERTAIN DEFINITIONS

      Section 1.1. "Advance" shall mean the portion of the Commitment Amount requested by the Company in the Advance Notice.

      Section 1.2. "Advance Date" shall mean the first (1st) Trading Day after expiration of the applicable Pricing Period for each Advance.

      Section 1.3. "Advance Notice" shall mean a written notice in the form of Exhibit A attached hereto to the Investor executed by an officer of the Company and setting forth the Advance amount that the Company requests from the Investor.

      Section 1.4. "Advance Notice Date" shall mean each date the Company delivers (in accordance with Section 2.2(b) of this Agreement) to the Investor an Advance Notice requiring the Investor to advance funds to the Company, subject to the terms of this Agreement. No Advance Notice Date shall be less than five (5) Trading Days after the prior Advance Notice Date.

      Section 1.5. "Bid Price" shall mean, on any date, the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market or if the Common Stock is not traded on a Principal Market, the highest reported bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc.

      Section 1.6. "Closing" shall mean one of the closings of a purchase and sale of Common Stock pursuant to Section 2.3.

      Section 1.7."Commitment Amount" shall mean the aggregate amount of up to Fifteen Million Dollars ($15,000,000) which the Investor has agreed to provide to the Company in order to purchase the Company's Common Stock pursuant to the terms and conditions of this Agreement, provided that, the Company shall not effect any sales under this Agreement and the Investor shall not have the right or the obligation to purchase any shares of Common Stock under this Agreement to the extent that after giving effect to such purchase and sale the aggregate number of shares issued under this Agreement would exceed 5,101,765 shares of Common Stock (which represents one less than 20% of the 25,508,830 outstanding shares of Common Stock as of the date of this Agreement) unless or until the Company obtains any necessary shareholder approval or consents in accordance with Nasdaq rules prior to such issuance.

      Section 1.8. "Commitment Period" shall mean the period commencing on the earlier to occur of (i) the Effective Date, or (ii) such earlier date as the Company and the Investor may mutually agree in writing, and expiring on the earliest to occur of (x) the date on which the Investor shall have made payment of Advances pursuant to this Agreement in the aggregate amount of the Commitment Amount, (y) the date this Agreement is terminated pursuant to Section 10.2 or
(z) the date occurring thirty-six (36) months after the Effective Date.

      Section 1.9. "Common Stock" shall mean the Company's common stock, par value $0.0001 per share.

      Section 1.10. "Condition Satisfaction Date" shall have the meaning set forth in Section 7.2.

      Section 1.11. "Damages" shall mean any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and costs and expenses of expert witnesses and investigation).

      Section 1.12. "Effective Date" shall mean the date on which the SEC first declares effective a Registration Statement registering the resale of the Registrable Securities as set forth in Section 7.2(a).

      Section 1.13. Intentionally Omitted.

      Section 1.14. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      Section 1.15. "Material Adverse Effect" shall mean any condition, circumstance, or situation that may result in, or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of the Agreement, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under the Agreement.

      Section 1.16. "Market Price" shall mean the average VWAP of the Common Stock on the Principal Market during the Pricing Period.

      Section 1.17. "Maximum Advance Amount" with respect to each Advance Notice shall mean the greater of (i) Two Hundred Thousand Dollars ($200,000) or (ii) the VWAP of the Common Stock on the Principal Market during the five (5) Trading Days immediately prior to such Advance Notice multiplied by the average daily volume traded (as reported by Bloomberg, LP) for the Common Stock on the Principal Market during the same five (5) Trading Days immediately prior to such Advance Notice.

      Section 1.18. "NASD" shall mean the National Association of Securities Dealers, Inc.

      Section 1.19. "Person" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

      Section 1.20. "Placement Agent" shall mean Rodman & Renshaw LLC, a registered broker-dealer.

      Section 1.21. "Pricing Period" shall mean the five (5) consecutive Trading Days after the Advance Notice Date subject to any reduction pursuant to
Section 2.2(c).

      Section 1.22. "Principal Market" shall mean the Nasdaq Global
Market, the Nasdaq Capital Market, the American Stock Exchange, the OTC Bulletin Board or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

      Section 1.23. "Purchase Price" shall be set at ninety seven percent (97%) of the Market Price during the Pricing Period.

      Section 1.24. "Registrable Securities" shall mean the shares of Common Stock to be issued hereunder (i) in respect of which the Registration Statement has not been declared effective by the SEC, (ii) which have not been sold under circumstances meeting all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") or (iii) which have not been otherwise transferred to a holder who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend.

      Section 1.25. "Registration Rights Agreement" shall mean the Registration Rights Agreement dated the date hereof, regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investor.

      Section 1.26. "Registration Statement" shall mean a registration statement on Form S-1 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement and the Registration Rights Agreement, and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

      Section 1.27. "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

      Section 1.28. "SEC" shall mean the United States Securities and Exchange Commission.

      Section 1.29. "Securities Act" shall have the meaning set forth in the recitals of this Agreement.

      Section 1.30. "SEC Documents" shall mean Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Proxy Statements of the Company as supplemented to the date hereof, filed by the Company for a period of at least twelve (12) months immediately preceding the date hereof or the Advance Date, as the case may be, until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

      Section 1.31. "Trading Day" shall mean any day during which the New York Stock Exchange shall be open for business.

      Section 1.32. "Transaction Documents" shall mean this Agreement and the Registration Rights Agreement.

      Section 1.32. "VWAP" shall mean the volume weighted average price of the Company's Common Stock as quoted by Bloomberg, LP.

                                   ARTICLE II.
                                    ADVANCES

      Section 2.1. Advances.

            Subject to the terms and conditions of this Agreement (including, without limitation, the provisions of Article VII hereof), the Company, at its sole and exclusive option, may issue and sell to the Investor, and the Investor shall purchase from the Company, shares of the Company's Common Stock by the delivery, in the Company's sole discretion, of Advance Notices. The number of shares of Common Stock that the Investor shall purchase pursuant to each Advance shall be determined by dividing the amount of the Advance by the Purchase Price. No fractional shares shall be issued. Fractional shares shall be rounded to the next higher whole number of shares. The aggregate maximum amount of all Advances that the Investor shall be obligated to make under this Agreement shall not exceed the Commitment Amount.

      Section 2.2. Mechanics.

            (a) Advance Notice. At any time during the Commitment Period, the Company may require the Investor to purchase shares of Common Stock by delivering an Advance Notice to the Investor, subject to the conditions set forth in Section 7.2; provided, however, the amount for each Advance as designated by the Company in the applicable Advance Notice shall not be more than the Maximum Advance Amount and the aggregate amount of the Advances pursuant to this Agreement shall not exceed the Commitment Amount. The Company acknowledges that the Investor may sell shares of the Company's Common Stock corresponding with a particular Advance Notice after the Advance Notice is received by the Investor. There shall be a minimum of five (5) Trading Days between each Advance Notice Date.

            (b) Date of Delivery of Advance Notice. An Advance Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 5:00 pm Eastern Time, or
(ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 5:00 pm Eastern Time on a Trading Day or at any time on a day which is not a Trading Day. No Advance Notice may be deemed delivered on a day that is not a Trading Day.

            (c) Minimum Acceptable Price. For the purposes of this Agreement, the "Minimum Acceptable Price" shall mean, in connection with each Advance Notice delivered by the Company, eighty five percent (85%) of the Bid Price on the Trading Day immediately preceding the Advance Notice Date for such Advance Notice. Upon the issuance by the Company of an Advance Notice the Minimum Acceptable Price with respect to that Advance Notice shall be determined and (i) the Company shall automatically reduce the amount of the Advance set forth in such Advance Notice by twenty percent (20%) for each Trading Day during the Pricing Period that the VWAP of the Common Stock is below the Minimum Acceptable Price (each such day, an "Excluded Day"), and (ii) each Excluded Day shall be excluded from the Pricing Period for purposes of determining the Market Price. The number of shares of Common Stock to be delivered to the Investor at the Closing (in accordance with Section 2.3 of this Agreement) shall correspond with the Advance Notice amount as reduced pursuant to clause (i) above, except that the Company shall be obligated to sell, and the Investor shall be obligated to purchase any shares of Common Stock corresponding to such Advance Notice that have been sold by the Investor and such shares shall be purchased at a price equal to such Minimum Acceptable Price multiplied by ninety-seven percent (97%).

      Section 2.3. Closings. On each Advance Date (i) the Company shall deliver to the Investor such number of shares of the Common Stock registered in the name of the Investor as shall equal (x) the amount of the Advance specified in such Advance Notice pursuant to Section 2.1 herein, divided by (y) the Purchase Price and (ii) upon receipt of such shares, the Investor shall deliver to the Company the amount of the Advance specified in the Advance Notice by wire transfer of immediately available funds. In addition, on or prior to the Advance Date, each of the Company and the Investor shall deliver to the other all documents, instruments and writings required to be delivered by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. To the extent the Company has not paid the fees, expenses, and disbursements of the Investor in accordance with Section 12.4, the amount of such fees, expenses, and disbursements may be deducted by the Investor (and shall be paid to the relevant party) directly out of the proceeds of the Advance with no reduction in the amount of shares of the Company's Common Stock to be delivered on such Advance Date.

      (a) Company's Obligations Upon Closing.

            (i) The Company shall deliver to the Investor the shares of Common Stock applicable to the Advance in accordance with Section 2.3. The certificates evidencing such shares shall be free of restrictive legends.

            (ii) the Company shall maintain the effectiveness of the Registration Statement with respect to the resale of the shares of Common Stock delivered in connection with the Advance;

            (iii) the Company shall obtain all material permits and qualifications required by any applicable state for the offer and sale of the Registrable Securities, or have the availability of exemptions therefrom. The sale and issuance of the Registrable Securities shall be legally permitted by all laws and regulations to which the Company is subject;

            (iv) the Company shall file with the SEC in a timely manner all reports, notices and other documents required of a "reporting company" under the Exchange Act and applicable Commission regulations;

            (v) the Company shall pay all any unpaid fees set forth in Section
12.4 below or withhold such amounts as provided in Section 2.3; and

            (vi) The Company's transfer agent shall be DWAC eligible.

      (b) Investor's Obligations Upon Closing. _ Upon receipt of the shares referenced in Section 2.3(a)(i) above and provided the Company is in compliance with its obligations in Section 2.3, the Investor shall deliver to the Company the amount of the Advance specified in the Advance Notice by wire transfer of immediately available funds.

      Section 2.5. Hardship. In the event the Investor sells shares of the Company's Common Stock after receipt of an Advance Notice and the Company fails to perform its obligations as mandated in Section 2.3, and specifically the Company fails to deliver to the Investor on the Advance Date the shares of Common Stock corresponding to the applicable Advance pursuant to Section 2.3(a)(i), the Company acknowledges that the Investor shall suffer financial hardship and therefore shall be liable for any and all losses, commissions, fees, or financial hardship caused to the Investor.

                                  ARTICLE III.
                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

      Investor hereby represents and warrants to, and agrees with, the Company that the following are true and correct as of the date hereof and as of each Advance Date:

      Section 3.1. Organization and Authorization. The Investor is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority to purchase and hold the securities issuable hereunder. The decision to invest and the execution and delivery of this Agreement by such Investor, the performance by such Investor of its obligations hereunder and the consummation by such

Investor of the transactions contemplated hereby have been duly authorized and requires no other proceedings on the part of the Investor. The undersigned has the right, power and authority to execute and deliver this Agreement and all other instruments (including, without limitations, the Registration Rights Agreement), on behalf of the Investor. This Agreement has been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms.

      Section 3.2. Evaluation of Risks. The Investor has such knowledge and experience in financial, tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Company and of protecting its interests in connection with this transaction. It recognizes that its investment in the Company involves a high degree of risk.

      Section 3.3. No Legal Advice From the Company. The Investor acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. The Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

      Section 3.4. Investment Purpose. The securities are being purchased by the Investor for its own account, and for investment purposes. The Investor agrees not to assign or in any way transfer the Investor's rights to the securities or any interest therein and acknowledges that the Company will not recognize any purported assignment or transfer except in accordance with applicable Federal and state securities laws. No other person has or will have a direct or indirect beneficial interest in the securities. The Investor agrees not to sell, hypothecate or otherwise transfer the Investor's securities unless the securities are registered under Federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to the Company, an exemption from such laws is available.

      Section 3.5. Accredited Investor. The Investor is an "Accredited Investor" as that term is defined in Rule 501(a)(3) of Regulation D of the Securities Act.

      Section 3.6. Information. The Investor and its advisors (and its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information it deemed material to making an informed investment decision. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in this Agreement. The Investor understands that its investment involves a high degree of risk. The Investor is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables such Investor to obtain information from the Company in order to evaluate the merits and risks of this investment. The

Investor has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to this transaction.

      Section 3.7. Receipt of Documents. The Investor and its counsel have received and read in their entirety: (i) this Agreement and the Exhibits annexed hereto; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants;
(iii) the Company's Form 10-K for the year ended December 31, 2005 and Form 10-Q for the period ended September 30, 2006; and (iv) answers to all questions the Investor submitted to the Company regarding an investment in the Company; and the Investor has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

      Section 3.8. Registration Rights Agreement. The parties have entered into the Registration Rights Agreement dated the date hereof.

      Section 3.9. No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the shares of Common Stock offered hereby.

      Section 3.10. Not an Affiliate. The Investor is not an officer, director or a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company or any "Affiliate" of the Company (as that term is defined in Rule 405 of the Securities Act).

      Section 3.11. Trading Activities. The Investor's trading activities with respect to the Company's Common Stock shall be in compliance with all applicable federal and state securities laws, rules and regulations and the rules and regulations of the Principal Market on which the Company's Common Stock is listed or traded. Neither the Investor nor its affiliates has an open short position in the Common Stock of the Company, the Investor agrees that it shall not, and that it will cause its affiliates not to, engage in any short sales of or hedging transactions with respect to the Common Stock during the term of this Agreement and for a period of ninety (90) days following the termination of this Agreement, provided that the Company acknowledges and agrees that upon receipt of an Advance Notice the Investor has the right to sell the shares to be issued to the Investor pursuant to the Advance Notice during the applicable Pricing Period.

                                   ARTICLE IV.
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      Except as stated below, on the disclosure schedules attached hereto or in the SEC Documents (as defined herein), the Company hereby represents and warrants to, and covenants with, the Investor that the following are true and correct as of the date hereof:

      Section 4.1. Organization and Qualification. The Company and each of the subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in Material Adverse Effect and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

      Section 4.2 Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its Board of Directors or its stockholders in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

      Section 4.3 No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the shares of Common Stock hereunder and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company's or any subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company or any subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or subsidiary debt or otherwise) or other understanding to which the Company or any subsidiary is a party or by which any property or asset of the Company or any subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

      Section 4.4 Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than
(i) filings required pursuant to the Registration Rights Agreement, (ii) the filing with the Commission of the Registration Statement, (iii) application(s) to each applicable Principal Market for the listing of the Common Stock for trading thereon in the time and manner required thereby, and (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the "Required Approvals").

      Section 4.5 Issuance of the Securities. The shares of Common Stock to be issued hereunder are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.

      Section 4.6 Capitalization. The capitalization of the Company is as set forth on Schedule 4.6. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of stock options under the Company's stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company's employee stock purchase plan and pursuant to the conversion or exercise of common stock equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the shares of Common Stock hereunder, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any subsidiary is or may become bound to issue additional shares of Common Stock or common stock equivalents. The issuance and sale of the shares of Common Stock hereunder will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investor) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

      Section 4.7 SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to
Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

      Section 4.8 Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report, (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 4.8, no event, liability or development has occurred or exists with respect to the Company or its subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

      Section 4.9 Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Common Stock or (ii) would, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any subsidiary under the Exchange Act or the Securities Act.

            Section 4.10 Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which would reasonably be expected to result in a Material Adverse Effect. None of the Company's or its subsidiaries' employees is a member of a union that relates to such employee's relationship with the Company, and neither the Company or any of its subsidiaries is a party to a collective bargaining agreement, and the Company and its subsidiaries believe that their relationships with their employees are good. No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. The Company and its subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

            Section 4.11 Compliance. Neither the Company nor any subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any subsidiary under), nor has the Company or any subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as would not have or reasonably be expected to result in a Material Adverse Effect.

      Section 4.12 Regulatory Permits. The Company and the subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

      Section 4.13 Title to Assets. The Company and the subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the subsidiaries, in each case free and clear of all liens, except for liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the subsidiaries and liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the subsidiaries are in compliance.

      Section 4.14 Patents and Trademarks. The Company and the subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have would have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any subsidiary has received a notice (written or otherwise) that the Intellectual Property Rights used by the Company or any subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

      Section 4.15 Insurance. The Company and the subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate subscription Amount. Neither the Company nor any subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

      Section 4.16 Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

      Section 4.17 Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company and the subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms. The Company's certifying officers have evaluated the effectiveness of the Company's disclosure controls and procedures as of the end of the period covered by the Company's most recently filed periodic report under the Exchange Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company's internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

      Section 4.18 Private Placement. Assuming the accuracy of the Investors representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Common Stock by the Company to the Investors as contemplated hereby. The issuance and sale of the Common Stock hereunder does not contravene the rules and regulations of the Principal Market.

      Section 4.19 Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

      Section 4.20 Listing and Maintenance Requirements. The Company's Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the twelve (12) months preceding the date hereof, received notice from any Principal Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Principal Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

      Section 4.21 Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any subsidiary.

      Section 4.22 No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

      Section 4.23 Organization and Qualification. The Company is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite corporate power to own its properties and to carry on its business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

      Section 4.24 Use of Proceeds. The Company shall use the net proceeds from this offering for general corporate purposes, including, without limitation, the payment of loans incurred by the Company. However, in no event shall the Company use the net proceeds from this offering for the payment (or loan to any such person for the payment) of any judgment, or other liability, incurred by any executive officer, officer, director or employee of the Company, except for any liability owed to such person for services rendered, or if any judgment or other liability is incurred by such person originating from services rendered to the Company, or the Company has indemnified such person from liability.

      Section 4.25 Further Representation and Warranties of the Company. For so long as any securities issuable hereunder held by the Investor remain outstanding, the Company acknowledges, represents, warrants and agrees that it will maintain the listing of its Common Stock on the Principal Market.

      Section 4.26 Opinion of Counsel. Investor shall receive an opinion letter from counsel to the Company substantially in the form attached hereto.

      Section 4.27 Opinion of Counsel. The Company will obtain for the Investor, at the Company's expense, any and all opinions of counsel which may be reasonably required in order to sell the securities issuable hereunder without restriction.

      Section 4.28 Dilution. The Company is aware and acknowledges that issuance of shares of the Company's Common Stock could cause dilution to existing shareholders and could significantly increase the outstanding number of shares of Common Stock.

      Section 4.29. Acknowledgement. The Company is aware and acknowledges that it may not be able to request Advances under this Agreement if it can not obtain an effective Registration Statement or if any issuances of Common Stock pursuant to any Advances would violate any rules of the Principal Market. The Company further is aware and acknowledges that any fees paid pursuant to Section 12.4(a)(i) and 12.4(b) hereunder or shares issued pursuant to Section 12.4(c)(ii) hereunder shall be earned on the date hereof and not refundable or returnable under any circumstances.

                                   ARTICLE V.
                                 INDEMNIFICATION

      The Investor and the Company represent to the other the following with respect to itself:

      Section 5.1. Indemnification.

            (a) In consideration of the Investor's execution and delivery of this Agreement, and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Investor, and all of its officers, directors, partners, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Investor Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Investor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Investor Indemnitee not arising out of any action or inaction of an Investor Indemnitee, and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Investor Indemnitees. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

            (b) In consideration of the Company's execution and delivery of this Agreement, and in addition to all of the Investor's other obligations under this Agreement, the Investor shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, shareholders, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Company Indemnitees") from and against any and all Indemnified Liabilities incurred by the Company Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Investor in this

Agreement, the Registration Rights Agreement, or any instrument or document contemplated hereby or thereby executed by the Investor, (b) any breach of any covenant, agreement or obligation of the Investor(s) contained in this Agreement, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Investor, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on misrepresentations or due to a breach by the Investor and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Company Indemnitees. To the extent that the foregoing undertaking by the Investor may be unenforceable for any reason, the Investor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

                  (c) The obligations of the parties to indemnify or make contribution under this Section 5.1 shall survive termination.

                                   ARTICLE VI.
                            COVENANTS OF THE COMPANY

      Section 6.1. Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

      Section 6.2. Listing of Common Stock. The Company shall maintain the Common Stock's authorization for quotation on the Principal Market.

      Section 6.3. Exchange Act Registration. The Company will cause its Common Stock to continue to be registered under the Exchange Act, will file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Exchange Act.

      Section 6.4. Transfer Agent Instructions. Upon effectiveness of the Registration Statement the Company shall deliver instructions to its transfer agent to issue shares of Common Stock to the Investor free of restrictive legends on or before each Advance Date.

      Section 6.5. Corporate Existence. The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

      Section 6.6. Notice of Certain Events Affecting Registration; Suspension of Right to Make an Advance. The Company will immediately notify the Investor upon its becoming aware of the occurrence of any of the following events in respect of a registration statement or related prospectus relating to an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other Federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus of any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Advance Notice during the continuation of any of the foregoing events.

      Section 6.7. RESERVED.

      Section 6.8. Consolidation; Merger. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all the assets of the Company to another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Investor such shares of stock and/or securities as the Investor is entitled to receive pursuant to this Agreement.

      Section 6.9. Issuance of the Company's Common Stock. The sale of the shares of Common Stock shall be made in accordance with the provisions and requirements of Regulation D and any applicable state securities law.

      Section 6.10. Review of Public Disclosures. All SEC filings (including, without limitation, all filings required under the Exchange Act and other public disclosures made by the Company, including, without limitation, all press releases, investor relations materials, and scripts of analysts meetings and calls, shall be reviewed and approved for release by the Company's attorneys and, if containing financial information, the Company's independent certified public accountants.

      Section 6.11. Market Activities. The Company will not, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Stock or (ii) sell, bid for or purchase the Common Stock, or pay anyone any compensation for soliciting purchases of the Common Stock.

                                  ARTICLE VII.
                CONDITIONS FOR ADVANCE AND CONDITIONS TO CLOSING

      Section 7.1. Conditions Precedent to the Obligations of the Company. The obligation hereunder of the Company to issue and sell the shares of Common Stock to the Investor incident to each Closing is subject to the satisfaction, or waiver by the Company, at or before each such Closing, of each of the conditions set forth below.

            (a) Accuracy of the Investor's Representations and Warranties. The representations and warranties of the Investor shall be true and correct in all material respects.

            (b) Performance by the Investor. The Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.

      Section 7.2. Conditions Precedent to the Right of the Company to Deliver an Advance Notice. The right of the Company to deliver an Advance Notice is subject to the fulfillment by the Company, on such Advance Notice (a "Condition Satisfaction Date"), of each of the following conditions:

            (a) Registration of the Common Stock with the SEC. The Company shall have filed with the SEC a Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement. As set forth in the Registration Rights Agreement, the Registration Statement shall have previously become effective and shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action), and (ii) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist. The Registration Statement must have been declared effective by the SEC prior to the first Advance Notice Date.

            (b) Authority. The Company shall have obtained all permits and qualifications required by any applicable state in accordance with the Registration Rights Agreement for the offer and sale of the shares of Common Stock, or shall have the availability of exemptions therefrom. The sale and issuance of the shares of Common Stock shall be legally permitted by all laws and regulations to which the Company is subject.

            (c) Fundamental Changes. There shall not exist any fundamental changes to the information set forth in the Registration Statement which would require the Company to file a post-effective amendment to the Registration Statement.

            (d) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

            (e) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

            (f) No Suspension of Trading in or Delisting of Common Stock. The trading of the Common Stock is not suspended by the SEC or the Principal Market (if the Common Stock is traded on a Principal Market). The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market (if the Common Stock is traded on a Principal Market). The Company shall not have received any notice threatening the continued listing of the Common Stock on the Principal Market (if the Common Stock is traded on a Principal Market).

            (g) Maximum Advance Amount. The amount of an Advance requested by the Company shall not exceed the Maximum Advance Amount. In addition, in no event shall the number of shares issuable to the Investor pursuant to an Advance cause the aggregate number of shares of Common Stock beneficially owned by the Investor and its affiliates to exceed nine and 9/10 percent (9.9%) of the then outstanding Common Stock of the Company. For the purposes of this section beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act.

            (h) No Knowledge. The Company has no knowledge of any event which would be more likely than not to have the effect of causing such Registration Statement to be suspended or otherwise ineffective.

            (i) Executed Advance Notice. The Investor shall have received the Advance Notice executed by an officer of the Company and the representations contained in such Advance Notice shall be true and correct as of each Condition Satisfaction Date.

                                  ARTICLE VIII.
         DUE DILIGENCE REVIEW; NON-DISCLOSURE OF NON-PUBLIC INFORMATION

      Section 8.1. Non-Disclosure of Non-Public Information.

            (a) The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide the Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Company identifies such information as being material non-public information and provides member of the legal and compliance department of the Investor with the opportunity to accept or refuse to accept such material non-public information for review. The Company acknowledges that only members of the legal and compliance department of the Investor have the authority to accept the receipt of material non-public information from the Company. The Company acknowledges that any information provided to the Investor without first being accepted by a member of the legal and compliance department of the Investor will be deemed not to be material non-public information and the Investor shall be under no duty to maintain the confidentiality of such information. The Company understands and confirms that the Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company. The Company shall be entitled to rely on the representations of any member of the Investor as to whether such person is a member of the legal and compliance department of the Investor.

            (b) Nothing herein shall require the Company to disclose non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.2 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                   ARTICLE IX.
                           CHOICE OF LAW/JURISDICTION

      Section 9.1. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in New York County, New York, and expressly consent to the jurisdiction and venue of the Supreme Court of New York, sitting in New York County, New York and the United States District Court for the Southern District of New York, sitting in New York, New York, for the adjudication of any civil action asserted pursuant to this paragraph.

                                   ARTICLE X.
                             ASSIGNMENT; TERMINATION

      Section 10.1. Assignment. Neither this Agreement nor any rights of the Company hereunder may be assigned to any other Person.

      Section 10.2. Termination.

            (a) The obligations of the Investor to make Advances under Article II hereof shall terminate thirty-six (36) months after the Effective Date.

            (b) The obligation of the Investor to make an Advance to the Company pursuant to this Agreement shall terminate permanently (including with respect to an Advance Date that has not yet occurred) in the event that (i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of fifty (50) Trading Days, other than due to the acts of the Investor, during the Commitment Period, or (ii) the Company shall at any time fail materially to comply with the requirements of Article VI and such failure is not cured within thirty (30) days after receipt of written notice from the Investor, provided, however, that this termination provision shall not apply to any period commencing upon the filing of a post-effective amendment to such Registration Statement and ending upon the date on which such post effective amendment is declared effective by the SEC.

                                   ARTICLE XI.
                                     NOTICES

      Section 11.1. Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested;
(iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:     EpiCept Corporation
                           777 Old Saw Mill River Road
                           Tarrytown, NY 10591
                           Fax: (914) 606-3501

With a copy to:            Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, NY 10153
                           Attention: Alexander D. Lynch, Esq.
                           Fax: (212) 310-8007

If to the Investor(s):     Cornell Capital Partners, LP
                           101 Hudson Street  - Suite 3700
                           Jersey City, NJ 07302
                           Attention: Mark Angelo
                                      Portfolio Manager
                           Telephone: (201) 985-8300
                           Facsimile: (201) 985-8266

With a Copy to:            David Gonzalez, Esq.
                           101 Hudson Street - Suite 3700
                           Jersey City, NJ 07302
                           Telephone: (201) 985-8300
                           Facsimile: (201) 985-8266

Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

                                  ARTICLE XII.
                                  MISCELLANEOUS

      Section 12.1. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof, though failure to deliver such copies shall not affect the validity of this Agreement.

      Section 12.2. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

      Section 12.3. Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

      Section 12.4. Fees and Expenses. The Company hereby agrees to pay the following fees:

            (a) Structuring Fees. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that (i) on the date hereof the Company shall pay a structuring fee of Twenty Five Thousand Dollars ($25,000) to Yorkville Advisors, LLC and (ii) On each Advance Date, the Company shall pay Yorkville Advisors, LLC a structuring fee of Five Hundred Dollars ($500) directly out the gross proceeds of each Advance.

            (b) Due Diligence Fee. Company shall pay the Investor a non-refundable due diligence fee of Five Thousand Dollars ($5,000) on the date hereof.

            (c) Commitment Fees.

                (i) On each Advance Date the Company shall pay to the Investor, directly out of the gross proceeds of each Advance, an amount equal to three percent (3%) of the amount of each Advance. The Company hereby agrees that if such payment, as is described above, is not made by the Company on the Advance Date, such payment shall be made as outlined and mandated by Section 2.3 of this Agreement.

                (ii) Upon the execution of this Agreement the Company shall pay to the Investor a commitment fee of $450,000.

      Section 12.5. Brokerage. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

      Section 12.6. Confidentiality. If for any reason the transactions contemplated by this Agreement are not consummated, each of the parties hereto shall keep confidential any information obtained from any other party (except information publicly available or in such party's domain prior to the date hereof, and except as required by court order) and shall promptly return to the other parties all schedules, documents, instruments, work papers or other written information without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herein.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Standby Equity Distribution Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                    COMPANY:
                                    EPICEPT CORPORATION

                                    By: ----------------------------------------
                                    Name:
                                    Title:

                                    INVESTOR:
                                    CORNELL CAPITAL PARTNERS, LP

                                    BY:  YORKVILLE ADVISORS, LLC
                                    ITS: GENERAL PARTNER

                                    By: ----------------------------------------

                                    Name:  Mark Angelo
                                    Title: Portfolio Manager

                                    EXHIBIT A

                                 ADVANCE NOTICE

                               EPICEPT CORPORATION

      The undersigned, _______________ hereby certifies, with respect to the sale of shares of Common Stock of EPICEPT CORPORATION (the "Company") issuable in connection with this Advance Notice, delivered pursuant to the Standby Equity Distribution Agreement (the "Agreement"), as follows:

      1. The undersigned is the duly elected of the Company.

      2. There are no fundamental changes to the information set forth in the Registration Statement which would require the Company to file a post effective amendment to the Registration Statement.

      3. The Company has performed in all material respects all covenants and agreements to be performed by the Company and has complied in all material respects with all obligations and conditions contained in the Agreement on or prior to the Advance Notice Date, and shall continue to perform in all material respects all covenants and agreements to be performed by the Company through the applicable Advance Date. All conditions to the delivery of this Advance Notice are satisfied as of the date hereof.

      4. The undersigned hereby represents, warrants and covenants that it has made all filings ("SEC Filings") required to be made by it pursuant to applicable securities laws (including, without limitation, all filings required under the Securities Exchange Act of 1934, which include Forms 10-Q or 10-QSB, 10-K or 10-KSB, 8-K, etc.). All SEC Filings and other public disclosures made by the Company, including, without limitation, all press releases, analysts meetings and calls, etc. (collectively, the "Public Disclosures"), have been reviewed and approved for release by the Company's attorneys and, if containing financial information, the Company's independent certified public accountants. None of the Company's Public Disclosures contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      5. The Advance requested is _.

      The undersigned has executed this Certificate this______ day of______.

                                         EPICEPT CORPORATION

                                         By:------------------------------------
                                         Name:
                                         Title:

If Returning This Advance Notice via Facsimile Please Send To:  (201) 946-0851

If by Mail, via Federal Express To:     Cornell Capital Partners, LP
                                        101 Hudson Street, Suite 3700,
                                        Jersey City, NJ 07302

                                                                      Appendix E

                          REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of December 21, 2006, by and between EPICEPT CORPORATION, a Delaware corporation (the "Company"), and CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor").

      WHEREAS:

      A. In connection with the Standby Equity Distribution Agreement by and between the parties hereto of even date herewith (the "Standby Equity Distribution Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Standby Equity Distribution Agreement, to issue and sell to the Investor that number of shares of the Company's common stock, par value $0.0001 per share (the "Common Stock"), which can be purchased pursuant to the terms of the Standby Equity Distribution Agreement for an aggregate purchase price of up to Fifteen Million Dollars ($15,000,000). Capitalized terms not defined herein shall have the meaning ascribed to them in the Standby Equity Distribution Agreement.

      B. To induce the Investor to execute and deliver the Standby Equity Distribution Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

      1. DEFINITIONS.

            As used in this Agreement, the following terms shall have the following meanings:

            a. "Person" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

            b. "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

            c. "Registrable Securities" means the shares of Common Stock issuable to Investors pursuant to the Standby Equity Distribution Agreement.

            d. "Registration Statement" means a registration statement under the Securities Act which covers the Registrable Securities.

      2. REGISTRATION.

            a. Registration. Prior to the first sale to the Investor of the Company's Common Stock pursuant to the Standby Equity Distribution Agreement the Company shall prepare and file with the SEC a Registration Statement on Form S-1, SB-2 or on such other form as is available and shall use its reasonable best efforts to cause such Registration Statement to be declared effective by the SEC. The Company shall use its reasonable best efforts to ensure that the Registration Statement and any subsequent Registration Statements remain in effect until all of the Registrable Securities which have been issued have been sold, or may be sold without restriction pursuant to Rule 144(k) of the Securities Act.

            b. Sufficient Number of Shares Registered. In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities issued pursuant to the Standby Equity Distribution Agreement, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefore, if applicable), or both, so as to cover all of such Registrable Securities pursuant to the Standby Equity Distribution Agreement as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises. The Company shall use it best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of Registrable Securities issuable on an Advance Notice Date is greater than the number of shares available for resale under such Registration Statement.

      3. RELATED OBLIGATIONS.

            a. The Company shall use its best efforts to keep the Registration Statement effective at all times until the completion of the Commitment Period (as such term is defined in the Standby Equity Distribution Agreement) (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

            b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration

Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company's filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company shall have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

            c. The Company shall furnish to the Investor without charge, (i) at least one copy of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) ten (10) copies of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

            d. The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its certificate of incorporation or by-laws,
(x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

            e. As promptly as practicable after becoming aware of such event or development, the Company shall notify the Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Investor. The Company shall also promptly notify the Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Investor by facsimile on the same day of such effectiveness),
(ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

            f. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

            g. RESERVED.

            h. The Company shall make available for inspection by (i) the Investor and (ii) one firm of accountants or other agents retained by the Investor (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request in connection with the Registration Statement. The Investor agrees that Records obtained by it as a result of such inspections which is conspicuously marked by the Company as "Confidential" (subject to the Company's obligations with respect to material non-public information set forth in Section 8.1(a) herein) shall be deemed confidential and held in strict confidence by the Investor, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector and the Investor has knowledge. The Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

            i. The Company shall hold in confidence and not make any disclosure of information concerning the Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Investor and allow the Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

            j. The Company shall use its best efforts either to cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or to secure the inclusion for quotation on the National Association of Securities Dealers, Inc. OTC Bulletin Board for such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this
Section 3(j).

            k. The Company shall cooperate with the Investor to the extent applicable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investor may reasonably request and registered in such names as the Investor may request.

            l. The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

            m. The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

            n. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

            o. Within two (2) business days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investor) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

            p. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of Registrable Securities pursuant to a Registration Statement.

      4. OBLIGATIONS OF THE INVESTOR.

      The Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e), the Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until the Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended certificates for shares of Common Stock to a transferee of the Investor in accordance with the terms of the Standby Equity Distribution Agreement in connection with any sale of Registrable Securities with respect to which the Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in
Section 3(f) or the first sentence of 3(e) and for which the Investor has not yet settled.

      5. EXPENSES OF REGISTRATION.

      All expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Company.

      6. INDEMNIFICATION.

      With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

            a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls the Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation there under relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall reimburse the Investor and each such controlling person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(e); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person.

            b. In connection with a Registration Statement, the Investor agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), the Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to the Investor prior to the Investor's use of the prospectus to which the Claim relates.

            c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

            d. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

            e. The indemnity agreements contained herein shall be in addition to
(i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

      7. CONTRIBUTION.

      To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

      8. REPORTS UNDER THE EXCHANGE ACT.

      With a view to making available to the Investor the benefits of Rule 144 promulgated under the Securities Act or any similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144") the Company agrees to:

            a. make and keep public information available, as those terms are understood and defined in Rule 144;

            b. file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 6.3 of the Standby Equity Distribution Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

            c. furnish to the Investor so long as the Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, and (ii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

      9. AMENDMENT OF REGISTRATION RIGHTS.

      Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by a written agreement between the Company and the Investor. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon the Investor and the Company. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

      10. MISCELLANEOUS.

            a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

            b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:            EpiCept Corporation
                                  777 Old Saw Mill River Road
                                  Tarrytown, NY 10591
                                  Fax: (914) 606-3501

With a copy to:                   Weil, Gotshal & Manges LLP
                                  767 Fifth Avenue
                                  New York, NY 10153
                                  Attention:  Alexander D. Lynch, Esq.
                                  Fax: (212) 310-8007

If to the Investor, to:           Cornell Capital Partners, LP
                                  101 Hudson Street - Suite 3700
                                  Jersey City, New Jersey 07302
                                  Attention:     Mark Angelo
                                                 Portfolio Manager
                                  Telephone:     (201) 985-8300
                                  Facsimile:     (201) 985-8266

With a copy to:                   Cornell Capital Partners, LP
                                  101 Hudson Street - Suite 3700
                                  Jersey City, NJ  07302
                                  Attention:  Troy J. Rillo, Esq.
                                  Telephone:  (201) 985-8300
                                  Facsimile:  (201) 985-8266

Any party may change its address by providing written notice to the other parties hereto at least five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or
(iii) above, respectively.

            c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

            d. The corporate laws of the State of New York shall govern all issues concerning the relative rights of the Company and the Investor. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York, sitting in New York County, New York and the Federal District Court for the Southern District of New York sitting in New York, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

            e. This Agreement and the Standby Equity Distribution Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Standby Equity Distribution Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

            f. This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

            g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

            i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            j. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

            k. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

                                            EPICEPT CORPORATION

                                            By:______________________
                                            Name:
                                            Title:

                                            CORNELL CAPITAL PARTNERS, LP

                                            BY:  YORKVILLE ADVISORS, LLC
                                            ITS: GENERAL PARTNER

                                            By:______________________
                                            Name: Mark Angelo
                                            Title: Portfolio Manager

                                    EXHIBIT A
                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

Attention:

            Re: EPICEPT CORPORATION

Ladies and Gentlemen:

      We are counsel to EpiCept Corporation (the "Company"), and have represented the Company in connection with that certain Standby Equity Distribution Agreement (the "Standby Equity Distribution Agreement") entered into by and between the Company and Cornell Capital Partners, LP (the "Investor") pursuant to which the Company issued to the Investor shares of its Common Stock, par value $0.0001 per share (the "Common Stock"). Pursuant to the Standby Equity Distribution Agreement, the Company also has entered into a Registration Rights Agreement with the Investor (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "Securities Act"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ____, the Company filed a Registration Statement on Form ________ (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names the Investor as a selling stockholder thereunder.

      In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and as of the date hereof, we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

                                        Very truly yours,

                                         By: _______________________

cc: CORNELL CAPITAL PARTNERS, LP

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                       Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern
EPICEPT CORPORATION    Time the day before the cut-off date or meeting date. Have your
C/O PROXY SERVICES     proxy card in hand when you access the web site and follow the
P.O. BOX 9141          instructions to obtain your records and to create an electronic
FAMINGDALE, NY 11735   voting instruction form.

                       ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
                       If you would like to reduce the costs incurred by EpiCept
                       Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

                       VOTE BY MAIL
                       Mark, sign and date your proxy card and return it in the
                       postage-paid envelope we have provided or return it to EpiCept
                       Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717. [PLEASE
                       CONFIRM]

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    EPICE1    KEEP THIS PORTION FOR YOUR RECORDS
                                                                         DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EPICEPT CORPORATION

THE DIRECTORS RECOMMEND A VOTE "FOR" ITEM 1.

                                                                              FOR    AGAINST   ABSTAIN
VOTE ON PROPOSAL
1. Approval of the Transactions.                                              [ ]      [ ]       [ ]

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

Signature [PLEASE SIGN WITHIN BOX]  Date       Signature (Joint Owners)    Date

                               EPICEPT CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         SPECIAL MEETING OF STOCKHOLDERS
                                     [DATE]

      The stockholder(s) hereby appoint(s) John V. Talley and Robert W. Cook, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all the shares of common stock of EpiCept Corporation that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 AM (Eastern Time) on _______, at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, NY 10153, and any adjournment or postponement thereof.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                        USING THE ENCLOSED REPLY ENVELOPE

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE.